                                                                     EXHIBIT 2.3

                                                                  EXECUTION COPY



                             ACQUISITION AGREEMENT
                             ---------------------


          ACQUISITION AGREEMENT (this "Agreement"), dated as of December 17,
                                       ---------
1997, among INTERMEDIA COMMUNICATIONS INC., a Delaware corporation ("Buyer") and
                                                                     -----
each of the individuals and entities listed on Schedule A hereto (collectively, the "Sellers").
     -------

                               R E C I T A L S :
                               - - - - - - - -

          Sellers collectively own 100% of the outstanding equity interests in each of the entities forming part of the affiliated group known as LONG DISTANCE SAVERS (each such entity individually, a "Group Member" and, collectively, the
                                          ------------
"Group").
 -----

          Sellers desire to sell to Buyer and Buyer desires to purchase from Sellers, all right, title and interest of Sellers in and to the Group (collectively, the "Shares"), which Shares constitute 100% of the outstanding
                    ------
equity interests in each Group Member, all upon the terms and subject to conditions contained herein.

          The parties desire to qualify the acquisition of certain Group Members as reorganizations under 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended (the "Code").

          NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein, the parties hereto hereby agree as follows:


          1.   PURCHASE AND SALE
               -----------------

          1.1  Purchase and Sale.  Buyer agrees to purchase from the Sellers,
               -----------------
and the Sellers agree to sell to the Buyer, for the consideration specified in
Section 1.2, the Shares, which constitute all of the issued and outstanding equity interests of the Group.

          1.2  Purchase Price.  The aggregate purchase price for the Shares (the
               --------------
"Aggregate Purchase Price") shall be the sum of the purchase price for the
 ------------------------
equity interests of each Group Member (each a "Member Purchase Price") as set
                                               ---------------------
forth on Schedule 1.2, subject to the adjustments set forth in Sections 1.3 and
1.4. The Aggregate Purchase Price shall be payable as provided in Section 2.1.

          1.3  CLOSING STATEMENT; CLOSING DATE PURCHASE PRICE ADJUSTMENTS; POST-
               ----------------------------------------------------------------
CLOSING STATEMENT.  (a) Two business days prior to the Closing, the Sellers
-----------------
shall deliver to Buyer a statement signed by the chief executive officer of each Group Member (the "Closing Statement") certifying such persons' best good faith
                   -----------------
estimate as of the Closing Date of (w) the aggregate Working Capital of each Group Member (including a statement setting forth any short-term indebtedness (other than trade and tax (including sales and payroll tax) payables) included in the computation thereof), (x) Other Assets for each Group Member as of September 30, 1997, (y) the cost of fixed assets and leasehold improvements acquired by each Group Member after September 1, 1997 having a cost of more than $50,000 individually (but not to exceed, in the aggregate for the Group, $5,000,000) and (z) the aggregate long-term liabilities and other indebtedness of each Group Member. The estimates of Working Capital, Other Assets and long-term liabilities and other indebtedness on the Closing Statement shall, except as provided below, be based upon, and prepared in accordance with, generally accepted accounting principles. Each Member Purchase Price payable to the Sellers on the Closing Date, shall be increased by an amount equal to (i) the Working Capital of such Group Member as set forth on the Closing Statement plus
                                                                           ----
(ii) Other Assets for such Group Member as set forth on the Closing Statement plus (iii) the cost of fixed assets and leasehold improvements acquired by such
----
Group Member after September 1, 1997 having a cost of more than $50,000 individually (but not to exceed, in the aggregate for the Group, $5,000,000) less (iv) the sum of all long-term liabilities and other indebtedness of such
----
Group Member (each a "Member Purchase Price Adjustment" and, collectively for
                      --------------------------------
all Group Members, the "Aggregate Purchase Price Adjustment").  If such amount
                        -----------------------------------
is a negative number, the Member Purchase Price shall be decreased by the absolute value of such number. If the Closing Statement indicates that a Group Member has outstanding long-term liabilities and other indebtedness or short-term indebtedness (other than trade and tax (including sales and payroll tax) payables), then, in addition to the adjustment required by the preceding sentence, the Cash Purchase Price shall be reduced (and the Stock Purchase Price increased) by an amount equal to the aggregate amount of such long-term liabilities and other indebtedness and short-term indebtedness (other than trade and tax (including sales and payroll tax) payables). In the event that the adjustments required by this Section would result in the Member Purchase Price for any Group Member being reduced below $100.00, the Member Purchase Price for such Group Member shall be $100.00 and Buyer shall be entitled to deduct from any other amounts payable pursuant to this Agreement to the Sellers who are holders of the equity interests of such Group Member an amount (a "Member
                                                                   ------
Purchase Price Offset") equal to the absolute value of the Member Purchase Price
---------------------
Adjustment for such Group Member less the Member Purchase Price plus $100.00.
                                 ----                           ----
In the event that Buyer makes a Member Purchase Price Offset with respect to a Group

Member and such Member Purchase Price Offset is not pro rata in proportion to the equity interest of each Seller who is a holder of equity interest in such Group Member, any holder with respect to which such Member Purchase Price Offset was taken shall be entitled to contribution from all other Sellers who are holders of equity interest in such Group Member in proportion to each such holder's equity interests, provided that if the equity interests of such Group Member are held by another Group Member (a "Group Member Shareholder"), such
                                            ------------------------
contribution shall be pro rata from the holders of the equity interests of such Group Member Shareholder. As used herein, "Working Capital" as of any date shall
                                           ---------------
mean the excess of current assets over current liabilities, as such current assets and current liabilities would be reflected on a consolidated balance sheet prepared in accordance with generally accepted accounting principles as of such date, provided, however, for purposes of computing Working Capital, all
           --------  -------
costs incurred by any Group Member in connection with the acquisition of any Internet related acquisition consented to by Buyer in accordance with Section
5.1 hereof shall be treated as current assets. In computing any of the items included on the Closing Statement or Post-Closing Statement (as defined below) for any Group Member which has a Group Member Shareholder, the portion of such item attributable to the equity interests of the Group Member Shareholder shall be attributed to such Group Member Shareholder. As used herein, the phrase "other indebtedness" shall not include any indebtedness included in the
-------------------
computation of either Working Capital or long-term liabilities.

          (b) Sixty days after the Closing Date, the Buyers shall deliver to Sellers a statement signed by the chief executive officer of each Group Member (the "Post-Closing Statement") certifying as of the Closing Date (w) the
      ----------------------
aggregate Working Capital of each Group Member as of the Closing Date, (x) Other Assets for each Group Member as of September 30, 1997, (y) the cost of fixed assets and leasehold improvements acquired by each Group Member after September 1, 1997 and prior to the Closing Date having a cost of more than $50,000 individually (but not to exceed, in the aggregate for the Group, $5,000,000) and
(z) the aggregate long-term liabilities and other indebtedness of each Group Member as of the Closing Date. The calculation of Working Capital, Other Assets and long-term liabilities and other indebtedness on the Post-Closing Statement shall, except as provided in Section 1.3(a), be based upon, and prepared in accordance with, generally accepted accounting principles. Each Member Purchase Price shall be increased by an amount equal to (i) the Working Capital of such Group Member as set forth on the Post-Closing Statement plus (ii) Other Assets
                                                        ----
for such Group Member as set forth on the Post-Closing Statement plus (iii) the
                                                                 ----
cost of fixed assets and leasehold improvements acquired by such Group Member after September 1, 1997 and prior to the Closing Date having a cost of more than $50,000 individually (but not to exceed, in the aggregate for the Group, $5,000,000) as set forth on the Post-Closing Statement less (iv) the sum of all long-term liabilities and
                              ----
other indebtedness of such Group Member as set forth on the Post-Closing Statement (each a "Member Post-Closing Purchase Price Adjustment" and,
                   ---------------------------------------------
collectively for all Group Members, the "Aggregate Post-Closing Purchase Price
                                         -------------------------------------
Adjustment"). If such amount is a negative number, the Member Purchase Price
----------
shall be decreased by the absolute value of such number.

          1.4  Resolution of Disputes; Post-Closing Purchase Price Adjustment.
               --------------------------------------------------------------
The Post-Closing Statement delivered by the Buyer shall be final, binding and conclusive on the parties unless Sellers submit to the Buyer a written notice of any dispute (setting forth in reasonable detail the basis for such dispute) within 90 days after the receipt of the Post-Closing Statement. If Seller delivers a timely notice of dispute, the Sellers' Accountants (as defined below) and the Buyer's Accountants (as defined below) shall confer to determine the nature and scope of any disagreement among the parties and shall submit such issues to the parties for resolution. If Buyer and the Sellers are unable to reach a resolution within 30 days, the dispute shall be submitted to an Arbiter (as defined below) for its determination of the dispute, which determination shall be a final and binding determination on the parties hereto. The cost and expenses incurred in connection with a determination by the Arbiter shall be allocated by the Arbiter, in its discretion, in proportion to the relative success of the parties as to the dispute. Within five days after the later of final resolution of all disputes relating to the Post-Closing Statement or 90 days after receipt by Sellers of the Post-Closing Statement, Buyer and the Sellers shall readjust each Member Purchase Price in the manner provided in
Section 1.3(b). If any Member Purchase Price, as previously adjusted by the Member Purchase Price Adjustment, paid at Closing by Buyer was greater than the amount that should have been paid as finally determined by this Section 1.4, the Sellers shall immediately refund such amount (less any amount that may have been paid to Buyer from the Indemnity Escrow Amount relating to such dispute or from the Purchase Price Escrow Amount relating to such Aggregate Post-Closing Purchase Price Adjustment) to Buyer by delivery of shares of Common Stock (as defined below) and/or cash, in the same proportion as such Member Purchase Price is payable in accordance with Schedule 1.2, sufficient to cover such amount. If any Member Purchase Price, as previously adjusted by the Member Purchase Price Adjustment, paid at Closing by Buyer was less than the amount that should have been paid as finally determined by this Section 1.4, Buyer shall immediately pay such amount to the Sellers by delivery of shares of Common Stock and/or cash, in the same proportion as such Member Purchase Price is payable in accordance with
Schedule 1.2, sufficient to cover such amount. In the event that the adjustment required by this provision would result in the Member Purchase Price for any Group Member being reduced below $100.00, the Member Purchase Price for such Group Member shall be $100.00 and Buyer shall be entitled to deduct from any other amounts payable pursuant to this Agreement to the Sellers who are holders of the equity interests of such Group Member an amount (a "Post-Closing Member Purchase Price Offset") equal to
                           -----------------------------------------
the absolute value of the Member Post-Closing Purchase Price Adjustment for such Group Member less the Member Purchase Price plus $100.00. In the event that
             ----                           ----
Buyer makes a Post-Closing Member Purchase Price Offset with respect to a Group Member and such Post-Closing Member Purchase Price Offset is not pro rata in proportion to the equity interest of each Seller who is a holder of equity interest in such Group Member, any holder with respect to which such Post-Closing Member Purchase Price Offset was taken shall be entitled to contribution from all other Sellers who are holders of equity interest in such Group Member in proportion to each such holder's equity interests, provided that if the equity interests of such Group Member are held by a Group Member Shareholder, such contribution shall be pro rata from the holders of the equity interests of such Group Member Shareholder. As used herein, "Seller's Accountants" shall
                                                 --------------------
mean the accounting firm of Little & Company, Monroe, LA and "Buyer's
                                                              -------
Accountants" shall mean the accounting firm of Ernst & Young LLP.  As used
-----------
herein "Arbiter" shall mean an independent certified public accounting firm
        -------
reasonably acceptable to Buyer and Seller.

          1.5.   COMPLETION OF SCHEDULE 1.2. Two business days prior to the
                 --------------------------
Closing, the Sellers shall deliver to Buyer a completed Schedule 1.2, which in addition to the information set forth on such schedule on the date hereof shall include the following information: (i) each Member Purchase Price, as adjusted in accordance with Section 1.3, (ii) the cash portion and the stock portion of each Member Purchase Price; provided, (x) the sum of the cash portion of each
                            --------
Member Purchase Price as set forth on Schedule 1.2 (the "Cash Purchase Price")
                                                         -------------------
shall not exceed $31,000,000 less the aggregate amount of long-term indebtedness and other liabilities and short-term liabilities (other than trade and tax (including sales and payroll tax) payables) reflected on the Closing Statement and (y) the Cash Purchase Price may only be allocated to Group Members listed on
Schedule 1.5, (iii) the cash portion and the Common Stock portion of each of the Indemnity Escrow Amount and the Purchase Price Escrow Amount for each Group Member, provided, the cash portion and Common Stock portions of each of the
        --------
Indemnity Escrow Amount and the Purchase Price Escrow Amount for each Group Member shall be in the same proportion as the cash portion and the Common Stock portion of the Member Purchase price for such Group Member.

          1.6.   CLOSING.  Subject to the terms and conditions of this
                 -------
Agreement, the sale and purchase of the Shares contemplated by this Agreement shall take place at a closing (the "Closing") to be held at the offices of
                                    -------
Kronish, Lieb, Weiner & Hellman LLP, 1114 Avenue of the Americas, New York, New York 10036-7798
at 10:00 a.m., New York time, on a date no later than the third business day following the satisfaction or waiver of all of the conditions to the obligations of the parties set forth in Section 6, (the day on which the Closing takes place being the "Closing Date").
           ------------

          1.7.   CLOSING DELIVERIES.  At the Closing, Sellers shall deliver to
                 ------------------
Buyer free and clear of all Liens, certificates representing the Shares, duly endorsed in blank or accompanied by stock powers or other instruments of transfer duly endorsed in blank (including, without limitation, any documents required to transfer any partnership interests and to effect the withdrawal of each partner transferring partnership interests from such partnerships and the substitution of the Buyer as a partner in such partnerships), and bearing or accompanied by all requisite stock transfer stamps and Buyer shall (i) deliver the Aggregate Purchase Price in the manner set forth in Section 2 and (ii) pay all long-term liabilities and other indebtedness and short-term indebtedness (other than trade and tax (including sales and payroll tax) payables) reflected on the Closing Statement and included in the Aggregate Purchase Price Adjustment.

          2.  PAYMENT OF PURCHASE PRICE; ESCROW ARRANGEMENTS.
              ----------------------------------------------

          2.1. PAYMENT OF AGGREGATE PURCHASE PRICE.  (a)  At the Closing, Buyer
               -----------------------------------
shall pay to the Sellers the Aggregate Purchase Price (as adjusted to reflect the adjustments specified in Section 1.3(a)) (but subject to post-Closing adjustment as provided in Section 1.4), less the Indemnity Escrow Amount and the Purchase Price Escrow Amount.

          (b) Payment of the Aggregate Purchase Price pursuant to this Section
2.1 shall be made by delivery to Sellers of shares of common stock, par value $.01 per share ("Common Stock") of Buyer having an aggregate value equal to the
                 ------------
sum of the stock purchase price for each Group Member as set forth on Schedule
1.2 (the "Stock Purchase Price"), in such names and in such denominations as the
          --------------------
Sellers shall request in writing two days prior to the Closing and an amount equal to the Cash Purchase Price by certified or bank check or by wire transfer of immediately available funds to such accounts as Sellers may designate in writing at least two days prior to the Closing Date. Each Seller hereby agrees and confirms that the Cash Purchase Price and the Stock Purchase Price shall be allocated among the Sellers, and among the Shares of the Group Members held by the Sellers, in accordance with Schedule 1.2.

          2.2. INDEMNITY ESCROW AND PURCHASE PRICE ESCROW.  (a) At the Closing,
               ------------------------------------------
Buyer and the Sellers shall execute and deliver an escrow agreement substantially in the form of Exhibit A hereto (the "Escrow Agreement") under
                                                    ----------------
which a person mutually satisfactory to Buyer and the Sellers shall act as escrow agent

(the "Escrow Agent") with respect to the shares of Common Stock and cash
      ------------
deposited with the Escrow Agent. Buyer shall deposit with the Escrow Agent shares of Common Stock having an aggregate value equal to the sum of the stock indemnity escrow amount for each Group Member as set forth on Schedule 1.2 (the "Stock Indemnity Escrow Amount") and cash in an amount equal to the sum of the
 -----------------------------
cash indemnity escrow amount for each Group Member as set forth on Schedule 1.2 (the "Cash Indemnity Escrow Amount" and, together with the Stock Indemnity
      ----------------------------
Escrow Amount, the "Indemnity Escrow Amount") and shares of Common Stock having
                    -----------------------
an aggregate value equal to the sum of the stock purchase price escrow amount for each Group Member as set forth on Schedule 1.2 (the "Stock Purchase Price
                                                         --------------------
Escrow Amount") and cash in an amount equal to the sum of the cash purchase
-------------
price escrow amount for each Group Member as set forth on Schedule 1.2 (the "Cash Purchase Price Escrow Amount" and, together with the Stock Purchase Price
----------------------------------
Escrow Amount, the "Purchase Price Escrow Amount"), which shall be withheld from
                    ----------------------------
the Aggregate Purchase Price payable to the Sellers at the Closing as provided in Section 2.1.

          (b) Subject to the provisions of this Section 2.2 and the Escrow Agreement, the Purchase Price Escrow Amount (less any amount paid to the Buyer in satisfaction of any amounts due as a result of any Aggregate Post-Closing Purchase Price Adjustment pursuant to Section 1.4) shall be paid to the Sellers within five days after the later of final resolution of all disputes relating to the Post-Closing Statement or 90 days after receipt by Sellers of the Post-Closing Statement.

          (c) Subject to the provisions of this Section 2.2 and the Escrow Agreement, the Indemnity Escrow Amount less the amount of all asserted claims for indemnification under Section 8.1 as of the third anniversary of the Closing Date shall be paid to the Sellers on such date.

          (d) Without limiting any other remedies under this Agreement or otherwise available to Buyer, the Indemnity Escrow Amount shall be available to satisfy claims for indemnification under Section 8.

          (e) After the final resolution of all claims against the Sellers for indemnification pursuant to Section 8, all unclaimed portions of the Indemnity Escrow Amount shall be released promptly to the Sellers pursuant to the terms of the Escrow Agreement.

          2.3.  VALUE OF SHARES OF COMMON STOCK.  For all purposes of this
                -------------------------------
Agreement and the Escrow Agreement, whenever shares of Common Stock shall be required to be delivered to satisfy a payment or indemnity obligation of any party hereto, the shares of Common Stock shall be deemed to be valued at $51.1875 per share, notwithstanding the actual market or other value of the shares of Common Stock at the time of the delivery of such shares. In the event of any stock split, reverse stock split, stock combination or reclassification of the shares of Common Stock or any merger, consolidation or combination of Buyer with any other entity or entities, the deemed value specified above for the shares of Common Stock shall be proportionally adjusted so that the deemed value of the shares of Common Stock after such event shall be the same as the deemed value of the shares of Common Stock prior to such event. All such adjustments shall be made successively.

          3.   REPRESENTATIONS AND WARRANTIES OF SELLERS.
               -----------------------------------------

          Each of the Sellers hereby jointly and severally represents and warrants to Buyer as follows:

          3.1.   ORGANIZATION AND QUALIFICATION. Schedule 3.1 sets forth a
                 ------------------------------
complete list of the entities forming any part of the affiliated group known as Long Distance Savers. Except as set forth on Schedule 3.1, each Group Member and each Seller which is not an individual is duly organized, validly existing and (to the extent the concept of good standing is applicable to the organizational form) in good standing under the laws of its respective jurisdiction of organization and is qualified to do business as foreign corporations in each jurisdiction in which the failure to be so qualified might have a material adverse effect on the properties, business, results of operations, condition (financial or otherwise), affairs or prospects of it or the consummation of the transactions contemplated hereby or the ability of Buyer to operate the Group after the Closing Date (each, a "Material Adverse Effect").
                                                      -----------------------
Except as set forth on Schedule 3.1, each Seller and Group Member has the power and authority to own, lease and operate the assets and properties it currently owns and to carry on its businesses as they are now being conducted and as proposed to be conducted. Schedule 3.1 sets forth the jurisdictions in which each Group Member is duly qualified, registered or licensed to do business.
Each Group Member with respect to which the "Type of Entity" column on Schedule
3.1 indicates "S" has made an election under section 1362(a)(1) of the Code which is currently valid and which has been valid at all times since and including the date on which such Group Member made such election. The Sellers have provided to the Buyer complete and correct copies of the certificates of incorporation and by-laws (or equivalent constituent documents), as amended to date, of each Group Member.

          3.2.  AUTHORIZED CAPITAL.  The authorized capital stock or equity
                ------------------
interests of each Group Member is as set forth on Schedule 3.2. Schedule 3.2 also sets forth the number of shares of capital stock or other equity interests that are issued and outstanding for each Group Member and the record owner of such interests. The Shares, in the aggregate, constitute all the issued and outstanding capital stock or other equity interests of the Group.
The Shares have been duly authorized and validly issued and are free of preemptive rights and are fully paid and nonassessable. The Sellers collectively own all the Shares beneficially and of record, free and clear of all liens, pledges, security interests, claims, voting restrictions and agreements, proxies or other encumbrances ("Liens"). There are no outstanding
                                            -----
subscriptions, options, warrants, rights, convertible securities, or other agreements or commitments (whether contingent or not) of any character relating to the capital stock or other securities of any Group Member obligating any Group Member to issue any shares, or securities or rights convertible into or exchangeable for shares, of the capital stock or any other securities of any Group Member. Except as set forth on Schedule 3.2 and as set forth in this Agreement, there are no agreements or understandings with respect to the voting, sale, transfer or registration of any shares of capital stock of any Group Member. Except as set forth on Schedule 3.2, all of the Sellers who are individuals are married. Except as set forth on Schedule 3.2, no Group Member has any subsidiaries or owns any equity interest in any other entity.

          3.3.   EXECUTION, BINDING NATURE, ETC.  Except as set forth on
                 ------------------------------
Schedule 3.3, each of the Sellers has all requisite power and authority and legal capacity to enter into this Agreement and each agreement contemplated hereby, to carry out its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. At the Closing, each of the Sellers will have all requisite power and authority and legal capacity to enter into each agreement contemplated hereby, to carry out its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby by each party has been duly authorized by all required action on the part of such party. This Agreement has been duly and validly executed and delivered by each Seller and constitutes the legal, valid and binding agreement of each Seller enforceable against each of them in accordance with its terms. Upon consummation of this Agreement, Buyer will acquire good and marketable title to the Shares, free and clear of any Liens.

          3.4.   NON-CONTRAVENTION.  Except as set forth on Schedule 3.4, none
                 -----------------
of the execution and delivery of this Agreement or the documents contemplated hereby, the performance of the obligations hereunder, or the consummation of the transactions contemplated hereby will contravene or violate the certificate of incorporation or by-laws (or equivalent constituent documents) of any Seller or Group Member or will, with or without notice, the passage of time or both, constitute a breach or violation of, be in conflict with, create a default under or result in the creation or imposition of any Liens upon any property of any Seller or Group Member pursuant to (a) any contract, indenture, agreement, instrument, mortgage, lease or commitment to which any Seller or Group Member is a party or by which any of their respective properties are bound, or to which any of them is subject or (b) any law or statute or any judgment, decree, order, regulation or rule of any court or governmental or regulatory authority relating to any Seller or Group Member, except, in each case, for any breach, violation or default, which, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

          3.5.   COMPLIANCE WITH LAWS; LICENSES. Except as set forth on Schedule
                 ------------------------------
3.5, each of the businesses of the Group has been and is being conducted in compliance with all applicable laws, rules, ordinances, regulations, Licenses (as defined below), judgments, orders or decrees of any court or governmental or regulatory authority relating to any Seller or Group Member, except for possible violations which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. Each Group Member holds all permits, licenses, certificates, variances, exemptions, orders and approvals from any governmental or regulatory authorities (collectively, "Licenses") which
                                                                --------
are necessary to own, lease and operate the assets and properties they currently own, lease and operate and to conduct their respective businesses and operations in the manner heretofore conducted and as proposed to be conducted, except where the failure to hold such Licenses, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. Schedule 3.5 sets forth all Licenses issued by the Federal Communication Commission ("FCC") or any
                                                                    ---
state public utility commission and all other material Licenses held by each Group Member. To the best knowledge of each of the Sellers and the Group, no event has occurred with respect to any such License which would permit the revocation, termination or suspension thereof or would result in any impairment of the rights of the holder thereof. No notice has been received and, to the best knowledge of each of the Sellers and the Group, no investigation or review is pending or threatened by any governmental or regulatory agency with regard to
(i) any alleged violation by any Group Member of any law, rule, regulation, ordinance, License, judgment, order or decree or (ii) any alleged failure by any Group Member to have any License.

          3.6.  FINANCIAL STATEMENTS.  (a)  Sellers have delivered to Buyer (i)
                --------------------
audited consolidated balance sheets for the Group for each of the fiscal years ended December 31, 1994, 1995 and 1996, and audited statements of income and cash flow for each of the fiscal years then ended, together with all footnotes, audited by the Group's independent auditors (collectively, the "Audited
                                                                -------
Statements"), and (ii) an unaudited consolidated balance sheet for the Group as
----------
of September 30, 1997 and unaudited consolidated statements of income and cash flow for the period then ended, together with all footnotes (collectively, the "Interim
                                                            -------
Statements"). The Audited Statements and the Interim Statements present fairly, on a consolidated basis, the financial position, results of operations and cash flows, the changes in stockholders' equity and other included information of the Group, as of the respective dates of such balance sheets and for each of the respective periods then ended, in conformity with generally accepted accounting principles, applied on a consistent basis throughout the reported periods (subject, in the case of the Interim Statements, to adjustments (consisting only of normal, recurring adjustments) necessary for a fair presentation of results for the periods covered thereby).

          3.7.  UNDISCLOSED LIABILITIES.  Except as disclosed in the Audited
                -----------------------
Statements and the Interim Statements (collectively, the "Financial Statements")
                                                          --------------------
or on Schedule 3.7, each Group Member has no, and will not on the Closing Date have any, material undisclosed liabilities or obligations, including Contingent Liabilities (as defined below), excluding liabilities for accounts payable and employee compensation incurred in the ordinary course of business and excluding liabilities included in the calculation of the Aggregate Purchase Price Adjustment pursuant to clause (z) of Section 1.3(a). "Contingent Liabilities"
                                                       ----------------------
shall include, without limitation, any obligation or liability on account of or for (i) any unpaid federal, state or local taxes of any type whatsoever, including sales, use, income, franchise, employment and withholding taxes, (ii) liabilities for breach of contract whether or not now asserted, (iii) liabilities arising by reason of any existing state of facts which could be deemed to violate the rights of others, such as liabilities for patent infringement, violation of proprietary rights or creation of personal injury,
(iv) liabilities for violation of any law or regulation applicable to any Group Member or its business, including laws relating to environmental matters, and
(v) liabilities under guaranty or other hold harmless arrangements.

          3.8.  GOVERNMENTAL FILINGS AND CONSENTS.  Except for any notification
                ---------------------------------
required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), any FCC and state regulatory commission approvals set
              -------
forth on Schedule 3.8 and any other notices, reports or filings set forth on
Schedule 3.8, no notices, reports or other filings are required to be made by any Seller or Group Member with, nor are any consents, registrations, approvals, permits or authorizations required to be obtained from, any governmental or regulatory authority in connection with the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby.

          3.9.  LITIGATION, ETC.  Except as set forth on Schedule 3.9, there is
                ----------------
no action, suit, proceeding or investigation, either at law or in equity, at or before any court, governmental or regulatory authority, of any kind now pending or, to the best knowledge of each Seller and Group Member, threatened (or proposed in any manner or any circumstances which could reasonably likely form the basis thereof), involving any Seller, any Group Member or any of the respective properties or assets of any Seller or Group Member that (i) if asserted and decided adversely to such Seller or Group Member could reasonably be expected to result in a Material Adverse Effect, (ii) questions the validity of this Agreement or the transactions contemplated hereby, or (iii) seeks to delay, prohibit or restrict in any manner any action taken or to be taken by any Seller or Group Member under this Agreement. Except as set forth on Schedule 3.9, no Group Member nor any of their respective properties or assets is subject to any judicial, administrative or arbitral judgment, order, decree, injunction or restraint. Except as set forth on Schedule 3.9, no Group Member has agreed to, or is bound by, any extension or waiver of the statute of limitations relating to any pending or potential action, suit, claim, proceeding or investigation.

          3.10.  LABOR AND EMPLOYMENT MATTERS.    (a)  None of the employees of
                 ----------------------------
any Group Member is covered by any collective bargaining agreement, no collective bargaining agreement is currently being negotiated and no attempt is currently being made or has been made during the past three years to organize any employees of any Group Member to form or enter into a labor union or similar organization. The relationship of the Group with its employees is good and there is, and during the past five years there has been, no labor strike, dispute, slowdown, work stoppage or other labor difficulty pending, threatened against or involving the Group.

          (b) Schedule 3.10 sets forth a true and complete list of all employee benefit plans and all material bonus, stock option, stock purchase, incentive, deferred compensation, retiree medical or life insurance, supplemental retirement, severance or other employee benefit plans, programs or arrangements, and all material employment or compensation agreements, in each case for the benefit of, or relating to, current employees and former employees of the Group Members (collectively, the "Plans"). The Group Members have made available to
                            -----
Buyer, with respect to each Plan, a copy of the plan document, summary plan description and the most recent annual report and Internal Revenue Service determination letter. To the best knowledge of the Group and the Sellers, except as disclosed in Schedule 3.10, there are no other employee benefit plans, programs, arrangements or agreements, whether formal or informal, whether in writing or not, to which any Group Member has or may have any obligation or which are maintained or sponsored for the benefit of any current or former employee of any Group Member.

          3.11.  ACCOUNTS RECEIVABLE.  All accounts and notes receivable of any
                 -------------------
Group Member reflected in the Financial Statements or subsequently arising prior to the Closing Date have been or will be (i) valid and existing and resulting from transactions in the ordinary course of business of such Group Member and
(ii) are or will be collectible in the full amount thereof, within 90 days of the Closing Date, net of any reserve therefor not in excess of such reserves used in the computation of Working Capital at the Closing.

          3.12. INVENTORIES.  All items of inventory shown in the Financial
                -----------
Statements or subsequently acquired on or before the Closing Date consist, or will consist, of items of a quality and quantity usable or salable in the ordinary course of business. Without limitation of the generality of the foregoing, all inventory shown on the Financial Statements is carried at the lower of cost or market and is usable by the Group or saleable in the ordinary course of business for the amount carried on the books of the Group plus a customary profit margin.

          3.13. CONDUCT OF THE BUSINESS.  Since September 30, 1997, except for
                -----------------------
the execution and delivery of this Agreement and any changes in its properties or business attributable to the transactions contemplated by this Agreement, each Group Member has conducted its business only in the usual, regular and ordinary manner, consistent with past practice.

          3.14.  ASSETS.  (a)  Each Group Member owns, leases or has the legal
                 ------
right to use all the properties and assets used or intended to be used in the conduct of its business or otherwise owned, leased or used by it, and, with respect to contract rights, each Group Member is a party to and enjoys the right to the benefits of all contracts, agreements and other arrangements used or intended to be used by it in or relating to the conduct of its business (collectively, the "Assets"). Each Group Member has good and marketable title
                    ------
to, or, in the case of leased or subleased Assets, valid and subsisting leasehold interests in, all its Assets, and, at the Closing, such interests will be free and clear of all Liens, except for (i) a first mortgage encumbering that certain property owned by Long Distance Savers, Inc. and located at 724 McNiel Street in Shreveport, Louisiana, (ii) vendor's liens on equipment which has been purchased but not yet paid for, in each case provided that the liabilities secured by such Liens are reflected in the Aggregate Purchase Price Adjustment and (iii) liens to secure the performance of statutory obligations, surety or appeal bonds, performance bonds or other obligations of a like nature (including materialman liens and paving liens) incurred in the ordinary course of business, in each case provided that either (x) the liabilities secured by such Liens are reflected in the Aggregate Purchase Price Adjustment or (y) such liens do not, and cannot reasonably be expected to, either individually or in the aggregate, materially detract from the value of the Assets or materially impair the use thereof in the operation of business.

          3.15. PATENTS, COPYRIGHTS, SERVICE MARKS AND TRADEMARKS.  No Group
                -------------------------------------------------
Member owns or licenses any patent, copyright, service mark, trademark or other intellectual property right, other than those described in Schedule 3.15. Each Group Member owns or licenses all patents, copyrights, service marks, trademarks and other intellectual property rights that are necessary to the conduct of its business. All names under which any Group Member has conducted or currently conducts business are set forth on Schedule 3.15. No claim has been made, and no basis for any such claim exists, that any Group Member has infringed on any patent, copyright, service mark, trademark or other intellectual property right of any other person. No claim has been made, and no basis for any such claim exists, that any person has infringed on any patent, copyright, service mark, trademark or other intellectual property right of the Group.

          3.16.  TAXES.  Each Group Member has filed all federal, state and
                 -----
other income, sales, use and other tax returns or reports which are required to be filed, all such tax returns or reports are true, correct and complete in all material respects and each Group Member has paid all taxes as shown on said returns and on all assessments received by it to the extent that such taxes have become due and are payable by it, except as any of the foregoing are being contested in good faith by appropriate proceedings for which adequate reserves on the Financial Statements have been established in accordance with generally accepted accounting principles or where such failure could not reasonably be expected to have a Material Adverse Effect.

          3.17.   COMPLIANCE WITH LAWS.  Except as set forth on Schedule 3.17,
                  --------------------
Sellers and the Group Members have conducted and continue to conduct the business of the Group in accordance with all laws and statutes and rules, regulations, judgments, orders or decrees of any court or governmental or regulatory authority applicable to the Seller or the Group or any of their properties or Assets and no Seller or Group Member is in violation of any such laws, statutes, rules, regulations, judgments, orders or decrees, except where the failure to so comply could not reasonably be expected to result in a Material Adverse Effect.

          3.18.  LOANS TO SHAREHOLDERS.  Except as set forth on Schedule 3.18,
                 ---------------------
there are no outstanding loans from any Group Member to any Seller. At the Closing Date, there will be no outstanding loans from any Group Member to any Seller.

          3.19.  BROKERS, FINDERS, ETC.  All negotiations relating to this
                 ---------------------
Agreement and the transactions contemplated hereby have been carried on without the participation of any person or entity acting on behalf of any Sellers or Group Member in such manner as to give rise to any valid claim against Buyer for any brokerage or finder's fee, commission or similar compensation other than Daniel's & Associates, L.P., whose fees shall be paid by Sellers.

          3.20.  NO MISSTATEMENTS OR OMISSIONS. No representation or warranty
                 -----------------------------
made in this Agreement by any Seller is false or misleading as to any material fact, or omits to state a material fact required to make any of the statements made herein not misleading in any material respect.

          3.21.  INVESTMENT PURPOSES, ETC..  (a) Sellers (i) understand that the
                 -------------------------
shares of Common Stock to be issued to Sellers pursuant to this Agreement have not been registered for sale under any federal or state securities laws and that such shares of Common Stock are being offered and sold to Sellers pursuant to an exemption from registration provided under Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), (ii) agree that Sellers are acquiring
                       --------------
such shares of Common Stock for their own account for investment purposes and without a view to any distribution thereof, (iii) acknowledge that the representations and warranties set forth in this Section 3.21 are given with the intention that Buyer rely on them for purposes of claiming such exemption, and
(iv) understand that they must bear the economic risk of the investment in such shares of Common Stock for an indefinite period of time as such shares of Common Stock cannot be sold unless subsequently registered under such laws or unless an exemption from registration is available.

          (b) Sellers agree that the shares of Common Stock issued to Sellers pursuant to this Agreement will not be sold or otherwise transferred for value unless (i) a registration statement with respect thereto has become effective under the Securities Act or (ii) there is presented to Buyer an opinion of counsel reasonably satisfactory to Buyer that such registration is not required, and consent that any transfer agent of Buyer may be instructed not to transfer any such shares of Common Stock unless it receives satisfactory evidence of compliance with the foregoing provisions, and that there may be endorsed upon any certificate evidencing such shares of Common Stock an appropriate legend calling attention to the foregoing restrictions on transferability of such shares of Common Stock.

          (c) Sellers (i) are aware of Buyer's business and affairs and financial condition and have acquired sufficient information about Buyer to reach an informed and knowledgeable decision to acquire the shares of Common Stock issued to Sellers pursuant to this Agreement, (ii) have reviewed Buyer's latest annual report on form 10-K and all filings subsequent thereto made by Buyer with the Securities and Exchange Commission ("SEC") pursuant to the
                                                    ---
federal securities laws, (iii) have discussed

Buyer and its plans, operations and financial condition with Buyer's officers,
(iv) have received all such information as they have deemed necessary and appropriate to enable them to evaluate the financial risk inherent in making an investment in the shares of Common Stock, (v) have received satisfactory and complete information concerning the business and financial condition of Buyer in response to all inquiries in respect thereof, (vi) have sufficient knowledge and experience in financial and business matters and the telecommunications business so as to be capable of evaluating the merits and risks of their investment in the shares of Common Stock, and (vii) are capable of bearing the economic risks of such investment, including a complete loss of their investment in the shares of Common Stock.

          4.   REPRESENTATIONS AND WARRANTIES OF BUYER.
               ---------------------------------------

          Buyer represents and warrants to Sellers as follows:

          4.1.   ORGANIZATION OF BUYER.  Buyer is a corporation duly organized,
                 ---------------------
validly existing and in good standing under the laws of Delaware.

          4.2.   AUTHORITY.  Buyer has all requisite power and authority to
                 ---------
execute and deliver this Agreement, to carry out its obligations hereunder, and to consummate the transactions contemplated hereby. Buyer has obtained all necessary corporate approvals for the execution and delivery of this Agreement, the performance of its obligations hereunder, and the consummation of the transactions contemplated hereby. This Agreement has been duly executed and delivered by Buyer and (assuming due authorization, execution and delivery by the other parties hereto) constitutes Buyer's legal, valid and binding obligation, enforceable against it in accordance with its terms.

          4.3.   NON-CONTRAVENTION.  None of the execution and delivery of this
                 -----------------
Agreement by Buyer, the performance of its obligations hereunder, or the consummation by Buyer of the transactions contemplated hereby will constitute a violation of, or be in conflict with, Buyer's Certificate of Incorporation and By-laws or will, with or without notice, the passage of time or both, constitute a breach or violation of, be in conflict with, create a default under or result in the creation or imposition of any Liens upon any property of Buyer pursuant to (a) any contract, indenture, agreement, instrument, mortgage, lease or commitment to which Buyer is a party or by which any of its properties are bound, or to which Buyer is subject or (b) any law or statute or any judgment, decree, order, regulation or rule of any court or governmental or regulatory authority relating to Buyer.

          4.4.  GOVERNMENTAL CONSENTS.  Except for any notification required
                ---------------------
under the HSR Act and any FCC or State
regulatory commission approvals, there are no consents, approvals or authorizations of, or registrations, qualifications or filings with, governmental or regulatory agencies or authorities necessary in connection with the execution and delivery of this Agreement by Buyer, the performance of its obligations hereunder, or the consummation by Buyer of the transactions contemplated hereby.

          4.5.  LITIGATION, ETC.  There are no actions, suits, proceedings or
                ----------------
investigations pending or threatened against Buyer which question the validity of this Agreement or challenge any of the transactions contemplated hereby.

          4.6.  SHARES OF COMMON STOCK.  At the Closing, the shares of Common
                -----------------------
Stock to be issued to Sellers hereby will be duly authorized, validly issued, fully paid and non-assessable.

          4.7.  EXCHANGE ACT REPORTS.
                --------------------

          (a) Buyer has timely filed all forms, reports and documents required to be filed by it with the United States Securities and Exchange Commission (the "SEC") (which together with all other forms, reports and documents filed by Buyer are referred to collectively as the "SEC Reports"). The SEC Reports, including any SEC Reports filed with the SEC after the date of this Agreement and on or prior to the Closing Date (i) at the time filed, complied in all material respects with the requirements of all applicable securities laws and other applicable laws and (ii) did not, at the time they were filed (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing) contain any untrue statement of a material fact required to be stated in such SEC Reports or necessary in order to make the statements in such SEC Reports, in light of the circumstances under which they were made, not misleading.

          (b) Each of the financial statements of Buyer (including in each case any related notes) contained in the SEC Reports, including any SEC Reports filed after the date of this Agreement and on or prior to the Closing Date, complied as to form in all material respects with the applicable published rules and regulations of the SEC with respect thereto, was prepared in accordance with generally accepted accounting principles, applied on a consistent basis throughout the periods involved (except as may be indicated in the notes to such financial statements or, in the case of unaudited interim statements, as permitted by Form 10-Q of the SEC), and fairly presented in all material respects the consolidated financial position of Buyer and its subsidiaries as at the respective dates and the consolidated results of operations and cash flows for the periods indicated, except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments which were not or are not expected to be material in amount or effect.

          4.8.  KNOWLEDGE OF LONG DISTANCE INDUSTRY.  Buyer has sufficient
                -----------------------------------
knowledge and experience in financial and business matters and the long distance industry so as to be capable of evaluating the merits and risks of its investment in the Shares. Buyer acknowledges that Sellers made no and will make no representation or warranty in connection with any forecasts or projections.

          4.9.  BROKERS, FINDERS, ETC.  All negotiations relating to this
                ----------------------
Agreement and the transactions contemplated hereby have been carried on without the participation of any person or entity acting on behalf of Buyer in such manner as to give rise to any valid claim against Seller for any brokerage or finder's fee, commission or similar compensation, other than Bear, Stearns & Co. Inc., whose fees shall be paid by Buyer.

          4.10.  NO MISSTATEMENTS OR OMISSIONS. No representation or warranty
                 -----------------------------
made in this Agreement by Buyer is false or misleading as to any material fact stated therein, or omits to state a material fact required to make any of the statements made therein not misleading in any material respect.


          5.  ADDITIONAL AGREEMENTS
              ---------------------

          5.1.  CONDUCT OF THE BUSINESS.  Except as set forth on Schedule 5.1,
                -----------------------
from the date hereof until the Closing Date, Sellers shall cause each Group Member to (a) conduct the business only in the ordinary course and consistent with past practices, (b) not declare or pay any dividend or distribution on the Shares, (c) not sell or otherwise dispose of any tangible assets of any Group Member, (d) not enter into any employment contract not terminable on 30-days notice without penalty or grant any raises other than those granted in the ordinary course of business consistent with past practice and (e) not issue any additional shares of capital stock or other equity interests of any Group Member or any options, warrants or other rights to acquire capital stock or other equity interests of any Group Member, or securities convertible into shares of capital stock or other equity interests of the any Group Member.
Notwithstanding the foregoing, Buyer and Sellers agree that, with the written consent of Buyer, Sellers may cause the Group to consummate certain currently contemplated Internet related acquisitions.

          5.2.  ACCESS TO INFORMATION.  (a)  From the date hereof until the
                ---------------------
Closing, upon reasonable notice, the Sellers shall, and shall cause the Group and the Group's officers, employees, auditors and agents to, (i) afford the officers, employees and authorized agents and representatives of Buyer reasonable access, during normal business hours, to the offices, personnel, properties, books and records of the Group and (ii) furnish to the officers, employees and authorized agents and representatives of Buyer (including the representatives of any financing sources) such additional financial and operating data and other information regarding the assets, properties, goodwill and business of the Group as Buyer may from time to reasonably request; provided, however, that such
                                              --------  -------
investigation shall not unreasonably interfere with any of the business or operations of the Group.

          5.3.  NOTICE OF DEVELOPMENTS.   (a) Prior to the Closing Date, Sellers
                ----------------------
shall promptly notify Buyer in writing of (i) all events, circumstances, facts and occurrences arising subsequent to the date of this Agreement which could result in any breach of a representation or warranty or covenant of any Seller in this Agreement or which could have the effect of making any representation or warranty of any Seller in this Agreement untrue or incorrect in any respect and
(ii) all other material developments affecting the assets, liabilities or obligations, business, financial condition, operations, results of operations, customer or supplier relations, employee relations, projections or prospects of any Group Member.

          (b) Prior to the Closing Date, Buyer shall promptly notify Sellers in writing of (i) all events, circumstances, facts and occurrences arising subsequent to the date of this Agreement which could result in any breach of a representation or warranty or covenant of Buyer in this Agreement or which could have the effect of making any representation or warranty of Buyer in this Agreement untrue or incorrect in any respect and (ii) all other material developments affecting the assets, liabilities or obligations, business, financial condition, operations, results of operations, customer or supplier relations, employee relations, projections or prospects of the Buyer.

          5.4.  CONFIDENTIALITY.  Each Seller agrees to, and shall cause each
                ---------------
Group Member and their respective agents, representatives, affiliates, officers and directors to, treat and hold as confidential all confidential information relating to Buyer and the Group, including, without limitation, any information relating to trade secrets, customer and supplier lists, pricing and marketing plans and details of customer contracts. Buyer agrees to, and shall cause its agents, representatives, affiliates, officers and directors to treat and hold as confidential all confidential information relating to Seller and the Business, including, without limitation, any information relating to trade secrets, customer and supplier lists, pricing and marketing plans and details of customer contracts. In the event that the transaction is terminated in accordance with the provisions of Section 7, Buyer shall use its best efforts to return to Sellers all confidential information delivered to Buyer in connection herewith, including, without limitation, all copies of the schedules to this Agreement. Notwithstanding the foregoing, the obligations of Buyer under this Section 6.5 with respect to confidential information relating to the Group Members shall terminate as of the Closing Date.

          5.5.  NO SOLICITATION OR NEGOTIATION.  (a) Until the earlier of
                ------------------------------
Closing Date or the termination of this Agreement in accordance with its terms, no Seller shall, directly or indirectly, through any officer, director, agent or otherwise, and the Sellers shall cause each Group Member not to, (a) solicit, initiate, consider, encourage or accept any proposal or offer from any person
(i) relating to any acquisition or purchase of all or any portion of the assets of, or any equity interest in, the Group or (ii) to enter into any business combination with any Group Member or (iii) to enter into any other extraordinary business transaction involving or otherwise relating to any Group Member or (b) participate in any negotiations regarding, or furnish to any other person any information with respect to, or otherwise cooperate in any way with, or assist or participate in, facilitate or encourage, any effort or attempt by any other person to do or seek to do any of the foregoing. Each Seller shall immediately cease and cause to be terminated all existing agreements, arrangements, discussions or negotiations with any parties conducted heretofore with respect to any of the foregoing. The Sellers shall notify Buyer promptly if any such proposal or offer, or any inquiry or contact with any person with respect thereto, is made and shall, in any such notice to Buyer, indicate in reasonable detail the identity of the person making such proposal, offer, inquiry or contact and the terms and conditions of such proposal, offer, inquiry or contact. No Seller shall, and the Sellers shall cause the Group Members not to, release any third party from, or waive any provision of, any confidentiality or standstill agreement to which any Seller or Group Member is a party. Without limiting any remedy that may otherwise be available to the Buyer (including an action for damages), the Buyer shall be entitled to injunctive relief in the event of any breach or threatened breach of the provisions of this Paragraph 5.5

          (b) In the event of any breach by any Seller of their respective obligations under Section 5.5(a), Buyer, without limiting any other remedy available to it, shall be entitled, if the transactions contemplated hereby are not consummated, to reimbursement of its expenses incurred in connection with the execution of this Agreement (including reasonable legal fees).

          5.6.  PUBLIC ANNOUNCEMENTS.  Sellers and Buyer will consult in advance
                --------------------
on the timing and content of announcements and disclosures regarding the transactions contemplated hereby to the Group's employees, customers, the financial community, governmental agencies and the public generally. All such announcements and disclosures shall require the consent of both Seller and Buyer, unless the other party is required by law to make such announcement or disclosure.

          5.7.  NON-COMPETE.  Each of the Sellers agrees that for a period of
                -----------
three years after the Closing Date (the "Restricted Period"), the Sellers and
                                         -----------------
their respective officers, directors, agents and shareholders shall not, directly or indirectly, (i) be or become interested in or associated with or represent or otherwise render assistance or services to or manage, operate, control or engage in (as an officer, director, stockholder, partner, consultant, owner, employee, agent, creditor or otherwise) any business, person or entity that is then, or which then proposes to become, a competitor of Buyer in the telecommunications business in the United States, including, without limitation, each of the parishes in Louisiana listed on Schedule 5.7; provided, that the
                                                          --------
foregoing shall not restrict the ownership, solely as an investment, of securities of any business, person or entity if such ownership is (A) not as a controlling person of such business, person or entity, (B) not as a member of a group that controls such business, person or entity and (C) not as a direct or indirect beneficial owner of 1% or more of any class of securities of such business, person or entity, (ii) induce or seek to influence any employee of (or consultant to) Buyer engaged in the telecommunications business or related activities to leave its employ (or terminate such consultancy) or to become financially interested in a similar business, (iii) aid a competitor or supplier of Buyer in the telecommunications business in any attempt to hire a person who shall have been employed by, or who was a consultant to, Buyer and who was engaged in the telecommunications business or related activities within the one-year period preceding the date of any such aid, or (iv) induce or attempt to influence any person who is or was a customer of or supplier to Buyer in the telecommunications business during such period to transact business with a competitor of Buyer or not to do business with Buyer. Notwithstanding the foregoing, (x) the provisions of Section 5.7(i) shall not apply to the following Sellers and their respective officers, directors, agents and shareholders: Bixby Telephone Investment Co., Pat O. Daily Revocable Trust, Mary Lee Daily Prout Revocable Trust, Morgan Family Revocable Trust, Lawrence D. Ferk, Gary L. Findley, Gary L. Woodruff, Lyn D. Johnson, John R. Hollis 1988 Revocable Trust, Deanna V. Johnson, Wesley R. Johnson, Kenneth Doughty Revocable Trust, Florene Doughty Revocable Trust, Jason Doughty, Thomas A. Winkler, James A. Scilla and each of the individuals listed on Schedule 5.12 and (y) the Restricted Period with respect to the State of Louisiana shall terminate on the second anniversary of the Closing Date.

          5.8.   ALLOCATIONS.  For all tax purposes, Buyer and Seller agree to
                 -----------
report the transactions contemplated in this

Agreement in a manner consistent with the terms of this Agreement, and that none of them will take any position inconsistent therewith in any tax return, refund claim or in any litigation related thereto. Notwithstanding the foregoing, any allocation agreed to by the parties shall in no manner prejudice any claim by any party arising out of or relating to any breach of any representation, warranty or covenant herein and no such allocation shall be deemed to be indicative of any damages incurred as a result of such breach.

          5.9.  ACCOUNTANTS' COOPERATION.  Both before and after the Closing,
                ------------------------
Sellers shall provide, or cause to be provided, to Buyer access to all audited financial statements and work papers of the internal and external accountants of each Group Member and shall procure from such external accountants all consents necessary for such access and otherwise necessary for Buyer to comply with any reporting requirements that Buyer, in its sole discretion, determines that it may have under the Securities Exchange Act of 1934, as amended, or under the terms of any indenture or other instrument of Buyer or any of its affiliates and all consents necessary to permit Buyer to use such audited financial statements in any filings under the Securities Act that Buyer may desire to make. After the Closing, Buyers shall cause each Group Member and their respective internal and external accountants to assist the Sellers in preparing any federal and state tax returns relating to any Group Member and any related tax forms, in preparing for and responding to any audit of any federal or state tax return relating to any Group Member and in reviewing any documentation relating to the calculations on the Post-Closing Statement.

          5.10.  RELEASE OF GUARANTIES.  Buyers shall use all reasonable efforts
                 ---------------------
to do, or cause to be done, all things necessary, proper or advisable under applicable law to cause Freddy Nolan, William L. Montgomery and William D. Hoover to be released as guarantors of the liabilities of the Group.

          5.11. SECTION 338(H)(10) ELECTION.  Sellers and Buyer shall make
                ---------------------------
elections under Section 338(h)(10) of the Code with respect to each Group Member with respect to which, in accordance with Schedule 1.2, Buyer is delivering cash as payment of any portion of the Member Purchase Price. Sellers shall prepare IRS Form 8023-A: Corporate Qualified Stock Purchases, including any required amendments or supplements thereto ("Form 8023-A") with respect to each election. Sellers shall deliver such Forms 8023-A to Buyer so that Buyer may review and approve such Forms 8023-A (which approval shall not be unreasonably withheld or delayed). After Buyer approves such Forms 8023-A, Buyer and Sellers shall each execute the approved Form 8023-A and file the executed Form 8023-A with their respective federal income tax returns. The Member Purchase Price with respect to each Group Member with respect to which, in accordance with Schedule 1.2, Buyer is delivering cash as payment of any portion of the Member Purchase Price shall be allocated among the assets of such Group Member in a manner consistent with Treasury Regulation (S) 1.1060-1T(f), which allocation shall be agreed to by the Buyer and the Sellers prior to the Closing Date. For all tax purposes, Buyer and Sellers agree to report the transactions contemplated in this Agreement in a manner consistent with the terms of this Agreement and that none of them will take any position inconsistent therewith in any tax return, in any refund claim, in any litigation, or otherwise.

          5.12. EMPLOYEES.  Buyer shall offer employment to each of the
                ---------
employees of Seller listed on Schedule 5.12 on such terms and at such compensation rates at least equal to their respective current terms and compensation rates.

          5.13. WAIVER OF TRANSFER RESTRICTIONS.  Each Seller hereby consents to
                -------------------------------
the transfer of any of the Shares by the other Sellers and waives any rights under any transfer restrictions relating to the Shares.

          6.  CONDITIONS TO CLOSING
              ---------------------

          6.1.  CONDITIONS TO OBLIGATIONS OF THE SELLERS.  The obligation of
                ----------------------------------------
Sellers to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment, at or prior to the Closing, of each of the following conditions:

          (a) Representations and Warranties; Covenants.  The representations
              -----------------------------------------
and warranties of Buyer contained in this Agreement shall be true and correct as of the Closing, with the same force and effect as if made as of the Closing, other than such representations and warranties as are made as of another date, which shall be true and correct as of such other date, and all the covenants contained in this Agreement to be complied with by Buyer on or before the Closing shall have been complied with in all material respects, and Sellers shall have received a certificate of Buyer to such effect signed by a duly authorized officer of Buyer.

          (b) No Order.  No governmental or regulatory authority or other agency
              --------
or commission or court of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction or other order (whether temporary, preliminary or permanent), which is in effect restricting, preventing or prohibiting consummation of the transactions contemplated by this Agreement (nor shall any proceeding for any such statute, rule, regulation, order, decree or injunction be pending), nor shall there be any proceeding initiated by any such governmental or regulatory authority, agency, commission or court, pending or threatened, seeking money damages; provided that the provisions of this Section 6.1(b)
         --------
shall not apply if any Seller, Group Member or any of their respective affiliates or shareholders shall have directly or indirectly solicited or encouraged any such action.

          (c) Other Governmental and Regulatory Consents.  All notifications
              ------------------------------------------
required pursuant to the HSR Act, to carry out the transactions contemplated by this Agreement shall have been made, and the applicable waiting period and any extensions thereof shall have expired or been terminated.

          (d) Resolutions; Incumbency.  Sellers shall have received a
              -----------------------
certificate of the Secretary or Assistant Secretary of Buyer certifying (i) a true and complete copy of the resolutions duly and validly adopted by the Board of Directors of Buyer evidencing its authorization of the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and (ii) the names and signatures of the officers of Buyer authorized to sign this Agreement and the other documents to be delivered hereunder.

          (e) Escrow Agreement.  Buyer shall have delivered to Sellers executed
              ----------------
counterparts of the Escrow Agreement.

          (f) Price of Common Stock.  The average of the Closing Price per share
              ---------------------
of Common Stock for the 10 trading days preceding the Closing Date shall be not less than $37.50 per share; provided, however, if the average of the Closing
                            --------  -------
Price per share of Common Stock for the 10 trading days preceding the Closing Date is less than $37.50 per share but not less than $30.00 per share, Buyer may elect to pay the Stock Purchase Price, the Stock Indemnity Escrow Amount and the Stock Purchase Price Escrow Amount by delivery of shares of Common Stock having an aggregate value (computed by multiplying the average of the Closing Price per share of Common Stock for the 10 trading days preceding the Closing Date by the number of shares of Common Stock so delivered) equal to the aggregate value of the Stock Purchase Price, the Stock Indemnity Escrow Amount and the Stock Purchase Price Escrow Amount, respectively (in each case, computed by multiplying the number of shares of Common Stock which would have been delivered in accordance with Section 2.3 by $39.00), and if Buyer so elects, (x) this condition shall be deemed satisfied and (y) the price per share set forth in
Section 2.3 hereof shall for all purposes be deemed to equal the average of the Closing Price per share of Common Stock for the 10 trading days preceding the Closing Date. The Closing Price for any day shall be the last reported sale price regular way or, in case no such reported sale takes place on such day, the average of the closing bid and asked prices regular way for such day, in each case (1) on the principal national securities exchange on which the shares of Common Stock are listed or to which such shares are admitted to trading or (2) if the Common Stock is not listed or admitted to trading on a national securities exchange, in the over-the-counter market as reported by Nasdaq National Market or any comparable system or
(3) if the Common Stock is not listed on Nasdaq National Market or a comparable system, as furnished by two members of the National Association of Securities Dealers selected from time to time in good faith by the Board of Directors of the Company for that purpose. In the absence of all of the foregoing, or if for any other reason the Closing Price cannot be determined pursuant to the foregoing provisions of this paragraph (f), the Closing Price shall be the fair market value thereof as determined in good faith by the Board of Directors of the Company.

          (g) Opinion of Counsel to Buyer.  Buyer shall have caused to be
              ---------------------------
delivered to Sellers an opinion of counsel substantially in the form attached hereto as Exhibit B.

          6.2.  CONDITIONS TO OBLIGATIONS OF BUYER.  The obligation of Buyer to
                ----------------------------------
consummate the transactions contemplated by this Agreement shall be subject to the fulfillment, at or prior to the Closing, of each of the following conditions:

          (a) Representations and Warranties; Covenants.  The representations
              -----------------------------------------
and warranties of each Seller contained in this Agreement shall be true and correct as of the Closing, with the same force and effect as if made as of the Closing, other than such representations and warranties as are made as of another date, which shall be true and correct as of such other date, and all the covenants contained in this Agreement to be complied with by each Seller on or before the Closing shall have been complied with in all material respects, and Buyer shall have received a certificate of each of the Sellers to such effect.

          (b) No Order.  No governmental or regulatory authority or other agency
              --------
or commission or court of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction or other order (whether temporary, preliminary or permanent), which is in effect restricting, preventing or prohibiting consummation of the transactions contemplated by this Agreement (nor shall any proceeding for any such statute, rule, regulation, order, decree or injunction be pending) nor shall there be any proceeding initiated by any such governmental or regulatory authority, agency, commission or court, pending or threatened, seeking money damages; provided that the provisions of this Section 6.2(b) shall not apply if
         --------
Buyer shall have directly or indirectly solicited or encouraged any such action.

          (c) Other Governmental and Regulatory Consents.  All notifications
              ------------------------------------------
required pursuant to the HSR Act, to carry out the transactions contemplated by this Agreement shall have been made, and the applicable waiting period and any extensions thereof shall have expired or been terminated and all required FCC and State regulatory consents shall have been obtained.

          (d) Resolutions; Incumbency of the Sellers.  Buyer shall have received
              --------------------------------------
a certificate of the Secretary or Assistant Secretary of each Seller which is not an individual certifying (i) a true and complete copy of the resolutions duly and validly adopted by the Board of Directors and the shareholders of such Seller (or other governing body) evidencing their authorization of the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and (ii) the names and signatures of the officers of such Sellers authorized to sign this Agreement and the other documents to be delivered hereunder.

          (e) Opinion of Counsel to Sellers.  Sellers shall have caused to be
              -----------------------------
delivered to Buyer an opinion of counsel substantially in the form attached hereto as Exhibit C.

          (f) Escrow Agreement.  The Sellers shall have delivered to Buyer an
              ----------------
executed counterpart of the Escrow Agreement.

          (g)  Section 338(h)(10) Election.  Sellers shall have delivered to
               ---------------------------
Buyer executed copies of Form 8023-A with respect to each Group Member with respect to which, in accordance with Schedule 1.2, Buyer is delivering cash as payment of any portion of the Member Purchase Price.

          (h)  Spousal Consents.  Each married Seller shall have delivered an
               ----------------
executed spousal consent in the form attached hereto as Exhibit D.

          (i)  Employees.  Each of the employees listed on Schedule 5.12 shall
               ---------
have executed a non-compete agreement in the form and for the term customarily obtained by Buyer from its key employees.

          (j) No Material Adverse Effect.  No event or events shall have
              --------------------------
occurred, or be reasonably likely to occur, which, individually or in the aggregate, have, or are reasonably likely to have, a Material Adverse Effect.

          (k) Schedule 1.2.  Seller shall have delivered to Buyer a completed
              ------------
Schedule 1.2, in form and substance reasonably acceptable to Buyer.

          (l) Allocations.  Buyer and Seller shall have agreed on an allocation
              -----------
of the Member Purchase Price with respect to each Group Member with respect to which, in accordance with Schedule 1.2, Buyer is delivering cash as payment of any portion of the Member Purchase Price.

          7.  TERMINATION OF AGREEMENT
              ------------------------

          7.1.  TERMINATION.  This Agreement may be terminated at any time prior
                -----------
to the Closing:

          (a) by the mutual written consent of Buyer and Sellers; or

          (b) by either Buyer or Sellers if the Closing shall not have occurred on or prior to the later to occur of (i) 90 days after the date this agreement is executed by each of the parties hereto or (ii) five days after the date all FCC and State regulatory approvals have been obtained; provided, however, that
                                                       --------  -------
the right to terminate this Agreement under this Section 7.1(b) shall not be available to any party whose failure to fulfill any obligation under this Agreement shall have been the cause of, or shall have resulted in, the failure of the Closing to occur on or prior to such date; or

          (c) by Buyer if, between the date hereof and the time scheduled for the Closing: (i) an event or condition occurs that has resulted in or that may reasonably be expected to result in a Material Adverse Effect, (ii) any representation or warranty of Sellers contained in this Agreement shall not have been true and correct when made, (iii) Sellers shall not have complied in all material respects with any covenant or agreement to be complied with by any of them and contained in this Agreement; or (iv) any of the Sellers or any of their respective shareholders makes a general assignment for the benefit of creditors, or any proceeding shall be instituted by or against any of the Sellers or any of their respective shareholders seeking to adjudicate any of them a bankrupt or insolvent, or seeking liquidation, winding up or reorganization, arrangement, adjustment, protection, relief or composition of its debts under any law relating to bankruptcy, insolvency or reorganization;

          (d) by Buyer or Sellers in the event that prior to the Closing any governmental or regulatory authority shall have issued an order, decree or ruling or taken any other action which has the effect of restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement and such order, decree, ruling or other action shall have become final and nonappealable; or

          (e) by Buyer or Sellers in the event that the Closing has not occurred prior to the fifth business day following the satisfaction or waiver of all of the conditions to the obligations of the parties set forth in Section 6; provided, however, that the right to terminate this Agreement under this Section
--------  -------
7.1(e) shall not be available to any party whose failure to fulfill its obligation to consummate the transactions contemplated hereby upon satisfaction or waiver of all of the conditions to the obligations of the parties set forth in Section 6 shall have been the cause of, or shall have resulted in, the failure of the Closing to occur on or prior to such date.

          7.2.  EFFECT OF TERMINATION.  In the event of termination of this
                ---------------------
Agreement as provided in Section 7.1, this Agreement shall forthwith become void and there shall be no liability on the part of any party hereto except as set forth in Sections 5.4 (excluding the last sentence), 5.5(b) and 10.1, provided,
                                                                      --------
however, that nothing herein shall limit the right of any party hereto to seek
-------
damages for breach of this Agreement.


          8.  INDEMNIFICATION
              ---------------

          8.1.  INDEMNIFICATION BY SELLER.  (a) The Sellers, jointly and
                -------------------------
severally, agree to defend, indemnify and hold harmless Buyer, any subsidiary or affiliate thereof and its officers, directors, agents, successors and assigns (the "Indemnified Buyer Group") from and against any and all liabilities,
      -----------------------
losses, damages, claims, costs, expenses, judgments, interest and penalties (including, without limitation, attorneys', accountants' and outside advisors' fees and disbursements) (collectively, "Losses") incurred as a result of,
                                        ------
arising out of or resulting from (i) the breach of any representation or warranty made by the Sellers and contained in this Agreement (it being understood and agreed that, notwithstanding anything to the contrary contained herein, to determine if there has been a breach of a representation or warranty of the Sellers and the Losses arising from such breach, such representation and warranty shall be read as if it were not qualified by materiality, including, without limitation, qualifications indicating the accuracy in all material respects or accuracy except to the extent the inaccuracy would not have a Material Adverse Effect) or (ii) the breach of any covenant or agreement made by Sellers and contained in this Agreement.

          (b) Except for inaccuracies in the representations and warranties contained in Sections 3.1, 3.2, 3.3 and 3.17, Sellers shall not be required to indemnify the Indemnified Buyer Group with respect to any claim for indemnification pursuant to Section 8.1(a)(i), unless and until the aggregate amount of all such claims against the Sellers under this Section 8.1 exceed $1,000,000, and only for amounts in excess of such amount, provided that the aggregate liability of Sellers to the Indemnified Buyer Group hereunder shall not exceed the Aggregate Purchase Price and the aggregate liability of each Seller other than Freddy Nolan and William D. Hoover shall not exceed the Aggregate Purchase Price paid to such Seller.

          8.2.  INDEMNIFICATION BY BUYER.  (a) Buyer agrees to defend, indemnify
                ------------------------
and hold harmless Sellers, any subsidiary or
affiliate thereof and their officers, directors, shareholders and controlling persons, employees, agents, successors and assigns (the "Indemnified Seller
                                                         ------------------
Group") from and against any and all Losses incurred as a result of, arising out
-----
of or resulting from (i) the breach of any representation or warranty made by Buyer and contained in this Agreement (it being understood and agreed that, notwithstanding anything to the contrary contained herein, to determine if there has been a breach of a representation or warranty of Buyer and the Losses arising from such breach, such representation and warranty shall be read as if it were not qualified by materiality, including, without limitation, qualifications indicating the accuracy in all material respects or accuracy except to the extent the inaccuracy would not have a Material Adverse Effect) or
(ii) the breach of any covenant or agreement made by Buyer and contained in this Agreement.

          (b) Except for inaccuracies in the representations and warranties contained in Sections 4.1 and 4.2, the Buyer shall not be required to indemnify the Indemnified Seller Group with respect to any claim for indemnification pursuant to Section 8.2(a)(i), unless and until the aggregate amount of all such claims against the Buyer under this Section 9.1 exceed $1,000,000, and only for amounts in excess of such amount, provided that the aggregate liability of the Buyer to the Indemnified Sellers Group hereunder shall not exceed the Aggregate Purchase Price.

          8.3.   SURVIVAL OF REPRESENTATIONS AND WARRANTIES. Except as set forth
                 ------------------------------------------
below, an indemnifying party shall be liable for Losses arising under Section 8.1(a)(i) or 8.2(a)(i) only if written notice of a claim for indemnity in respect of such subject matter is given to the indemnifying parties on or prior to the third anniversary of the Closing Date (except that (i) such day shall be the day of expiration of the applicable statute of limitations in respect of breaches of the representations and warranties in Sections 3.5 (first sentence only) and 3.17 (ii) such day shall be 180 days after the indemnified party has discovered facts or circumstances that indicate a reasonable likelihood that a breach of the representations and warranties set forth in Sections 3.1, 3.2, 3.3, 4.1, 4.2 and 4.6 has occurred and (iii) other than the time limits for accrual of a cause of action under applicable law, there shall be no time limit on the ability of any party to bring a claim for any loss arising from intentional misrepresentation or fraud). All representations, covenants and warranties made by or on behalf of Sellers in this Agreement will be deemed to have been relied upon by Buyer (notwithstanding any investigation by Buyer).
All representations, covenants and warranties made by or on behalf of Buyer in this Agreement will be deemed to have been relied upon by Sellers (notwithstanding any investigation by Sellers).

          8.4.  NOTICE OF CLAIMS.  An indemnified party shall give prompt
                ----------------
written notice to the indemnifying party of any claim against the indemnified party which might give rise to a claim by the indemnified party against the indemnifying party under the indemnification provisions contained herein, stating the nature and basis of the claim and the actual or estimated amount thereof, provided, however, that failure to give such notice will not effect the
         --------  -------
obligation of the indemnifying party to provide indemnification in accordance with the terms of Section 8.1 or 8.2 unless, and only to the extent that, the indemnifying party is actually prejudiced thereby. In the event that any action, suit or proceeding is brought against any indemnified party with respect to which the indemnifying party may have liability under the indemnification provisions contained herein, the indemnifying party shall, upon written acknowledgement by the indemnifying party that such action, suit or proceeding is an indemnifiable Loss pursuant to Section 8.1 or 8.2, have the right, at the cost and expense of the indemnifying party, to defend such action in the name and on behalf of the indemnified party (using counsel satisfactory to the indemnified party), and, in connection with any such action, the indemnified party and the indemnifying party agree to render to each other such assistance as may reasonably be required in order to ensure proper and adequate defense of such action, provided, however, that an indemnified party shall have the right
             --------  -------
to retain its own counsel, with fees and expenses paid by the indemnifying party, if representation of such indemnified party by counsel retained by the indemnifying party would be inappropriate because of actual or potential differing interests between such indemnified party and the indemnifying party. If the indemnifying party shall fail to defend such action, suit or proceeding, then the indemnified party shall have the right to defend such action without prejudice to its rights to indemnification under Section 8.1 or 8.2 and, in connection therewith, the indemnified party and the indemnifying party agree to render to each other such assistance as may reasonably be required in order to ensure proper and adequate defense of such action. Neither the indemnified party nor the indemnifying party shall make any settlement of any claim which might give rise to Liability of the indemnifying party under the indemnification provisions contained herein without the written consent of each party, which consent shall not be unreasonably withheld, delayed or conditioned.

          8.5.  INDEMNITY NOT EXCLUSIVE. The lack of availability of the
                -----------------------
Indemnity Escrow Amount or Buyer's decision not to make a claim against the Indemnity Escrow Amount shall not limit any claims for indemnification by Buyer under this Agreement. Buyer agrees that it will make a claim only against the Indemnity Escrow Amount unless either (i) the balance of the Indemnity Escrow Amount is less than $1,000,000 or (ii) there are other claims pending or threatened which, if paid, would reduce the balance of the Indemnity Escrow Amount to less than $500,000. If

Sellers elect in writing to pay any claim directly and, promptly thereafter (but in no event later than 30 days after such election), deliver to Sellers an amount sufficient to satisfy such claim, Buyer shall not assert such claim against the Escrow Amount.

          8.6.  CONTRIBUTION BY SELLERS.  In the event that any Seller makes
                -----------------------
payments pursuant to the provisions of this Section 8 as a result of a breach of representation or warranty or a breach of covenant by another Seller (a "Breaching Seller") or with respect to a Group Member if such payment is not
-----------------
made pro rata in proportion to the equity interest of each Seller who is a holder of equity interest in such Group Member, such Seller shall be entitled to contribution from the Breaching Seller or from all Sellers who are holders of equity interest in such Group Member in proportion to each such holder's equity interests, provided that if the equity interests of such Group Member are held by a Group Member Shareholder, such contribution shall be pro rata from the holders of the equity interests of such Group Member Shareholder.

          9.  REGISTRATION RIGHTS
              -------------------

          9.1.  SHELF REGISTRATION.  Buyer shall cause a "shelf" registration
                ------------------
statement covering the Common Stock issued to the Sellers on any appropriate form pursuant to Rule 415 under the Securities Act to become effective on the day next following the Closing Date. Buyer shall use its reasonable efforts to keep such registration statement continuously effective for a period of two years following the date on which it is declared effective (or, except as otherwise provided herein, to immediately file a new shelf registration statement in the event such effectiveness lapses at any time during said two-year period). If necessary, Buyer shall cause to be filed, and shall use its reasonable efforts to have declared effective as soon as practicable following filing, additional shelf registration statements or amendments as necessary to maintain such effectiveness for such two-year period. Buyer shall perform such other procedures, from time to time, as may be necessary to permit Sellers to effect a "draw-down" of any securities registered on such shelf registration statement, provided that in no event may the Sellers draw-down for the purpose of sale more than 1/12th of the shares of Common Stock issued to the Sellers during each of the 12 months following the Closing Date (calculated on a cumulative basis); provided further, however, that (i) the provisions of this
                   --------          -------
9.1 shall not limit the ability of any bona fide pledgee to foreclose upon such pledge and thereafter freely sell the Common Stock so pledged and (ii) upon the announcement by Buyer of a change in control, the foregoing limitation in respect of draw-downs shall immediately cease to apply. No shelf registration statement shall include any securities of Buyer other than the Common Stock issued to the Sellers.

          9.2.  SUSPENSION OF EFFECTIVENESS.  In the event that Buyer, solely
                ---------------------------
for its own account, proposes to register shares of its common stock prior to the second anniversary of the Closing Date on any registration statement on Form S-1, S-2 or S-3, their successor forms or any other appropriate form under the Securities Act for a primary public offering by Buyer (other than for the purpose of making an acquisition or in connection with option plans) and Buyer has offered to Sellers a piggy-back registration in accordance with Section 9.3, Buyer may suspend the effectiveness of any shelf registration statement for a period commencing thirty days prior to the effectiveness of such registration statement and ending 90 days after the effective date thereof by providing the Sellers with written notice of such suspension.

          9.3.  PIGGY-BACK REGISTRATION.  Buyer shall advise the Sellers by
                -----------------------
written notice at least ten days prior to the commencement of any such suspension and/or the filing of any registration statement involving an underwritten offering of the common stock being registered by Buyer, whether for the account of Buyer or any other person, and will, in the case of any such offering by the Buyer during the two years following the Closing Date, upon request of any Seller made by written notice to Buyer within fifteen days following receipt of Buyer's notice of intention to file such registration statement, include in any such registration statement all or any portion of such Seller's Common Stock prior to the second anniversary of the Closing Date, without regard to the limitation on the number of shares contained in Section 9.1, but subject to the provision by the Sellers of such information as may be required to permit a public offering of the Common Stock; provided, however,
                                                          --------  -------
that if the managing underwriter of such underwritten offering shall inform Buyer of its belief that the number of securities requested to be included in such registration by all persons exercising registration rights exceeds the number which can be sold in (or during the time of) such offering or that the inclusion would materially adversely affect the marketing of the securities to be sold by the Buyer therein, then the securities to be registered shall be decreased in the following order to the extent necessary to reduce the number of securities to be included in the registration to the level recommended by the managing underwriter: (i) first, the securities requested to be registered by all persons other than Sellers exercising registration rights shall be decreased until no such securities are included in the registration and (ii) second, the securities requested to be registered by Buyer and by Sellers shall be decreased (pro rata on the basis of the number of shares of Common Stock or other
 --- ----
securities requested to be sold by the Buyer and each of the Sellers).

          9.4.  REGISTRATION PROCEDURES.  The following provisions shall be
                -----------------------
applicable to any registration pursuant to this Section 9:

          (i) Buyer will use its reasonable efforts to cause any registration statement covering all or any portion of the Common Stock to become effective as promptly as possible and, if any stop order shall be issued by the SEC in connection therewith, to use its reasonable efforts to obtain the removal of such order. Each Seller agrees to cooperate in all respects with Buyer in effectuating the foregoing. Following the effective date of any post-effective amendment or registration, Buyer shall, upon the request of any Seller, forthwith supply such number of registration statements, preliminary prospectuses and prospectuses meeting the requirements of the Securities Act and other documents deemed necessary by such Seller to permit such Seller to make a public distribution of all shares of Common Stock from time to time offered or sold by it. The obligations of Buyer hereunder with respect to the registration of the Common Stock are expressly conditioned on each Seller's furnishing to Buyer such appropriate information concerning the intentions of such Seller and the terms of such Seller's offering of such Common Stock as Buyer may reasonably request.

          (ii) Buyer shall bear the entire cost and expense of any registration of securities pursuant to Section 9.

          (iii) Buyer shall indemnify and hold harmless each Seller and each underwriter, within the meaning of the Securities Act, who may purchase from or sell for such Seller any Common Stock, from and against any and all losses, claims, damages and liabilities caused by any untrue statement of a material fact contained in any registration statement under the Securities Act or any post-effective amendment to such registration statement, or any prospectus included therein required to be filed or furnished by reason of this Section 9 or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims damages or liabilities are caused by any such untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished or required to be furnished in writing to Buyer by such Seller or such underwriter expressly for use therein, which indemnification shall include each person, if any, who controls such Seller or any such underwriter within the meaning of the Securities Act and each officer, director, employee and agent of such Seller or such underwriter. Each Seller or underwriter or other person, as the case may be, shall indemnify Buyer, its directors, each officer signing the registration statement and each person, if any, who controls Buyer within the meaning of the Act, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or any prospectus required to be filed or furnished by reason of this Section 9 or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, insofar as such losses, claims, damages or liabilities are caused by any untrue statement or alleged untrue statement or omission based upon information furnished in writing to Buyer by such Seller or underwriter expressly for use therein.

          (iv) Buyer shall use reasonable good faith efforts to register or qualify all Common Stock covered by any registration statement under such other securities or blue sky laws of such jurisdictions as the Sellers shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable the Seller to consummate the disposition in such jurisdictions of their Common Stock covered by such registration statement, except that Buyer shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this Section 9.4(iv) be obligated to be so qualified or to consent to general service of process or to the imposition of taxes on, or measured by, all or any part of the income of Buyer, in any such jurisdiction.

          (v) Buyer shall immediately notify the Sellers at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in any registration statement covering all or any part of the Common Stock, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of the Sellers promptly (but in no event later than 30 days after such request) prepare and furnish to the Sellers a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

          (vi) Buyer shall use its reasonable best efforts to qualify the Common Stock on the principal national securities exchange on which the Common Stock is admitted to trading or listed, or if not listed or admitted to trading on such exchange, on The NASDAQ Stock Market.

          9.5.  CURRENT INFORMATION.  Buyer shall use its best efforts to cause
                -------------------
"adequate current public information" to be available within the meaning of Rule 144 of the Securities Act.

          10.  GENERAL
               -------

          10.1.  EXPENSES.  Except as set forth in Section 5.5(b), all expenses
                 --------
of the preparation, execution and consummation of this Agreement and of the transactions contemplated hereby including, without limitation, attorneys', accountants' and outside advisors' fees and disbursements, shall be borne by the party incurring such expense.

          10.2.  ENTIRE AGREEMENT.  This Agreement, together with the Schedules
                 ----------------
and Exhibits hereto and the Escrow Agreement, contain the entire understanding of the parties and supersede all prior agreements and understandings relating to the subject matter hereof and this Agreement shall not be amended except by a written instrument hereafter signed by all of the parties hereto.

          10.3.  ASSIGNMENT.  None of the parties hereto may assign its rights
                 ----------
or delegate its obligations under this Agreement without the written consent of the other parties hereto, except that Buyer may assign any part or all of its interest hereunder to any wholly-owned subsidiary of Buyer, in which case, Buyer and such subsidiary shall be jointly and severally liable for all obligations so assigned. This Agreement and all of the provisions hereof shall be binding upon and inure only to the benefit of the parties hereto and their respective heirs, executors, personal representatives, successors and permitted assignees.

          10.4.  FURTHER ACTION.  Each of the parties hereto shall use all
                 --------------
reasonable efforts to do, or cause to be done, all things necessary, proper or advisable under applicable law to carry out the provisions of this Agreement and shall execute and deliver such documents and other papers as may be required to carry out the provisions of this Agreement.

          10.5.  NOTICES; POWER OF ATTORNEY.  (a)  All notices, consents,
                 --------------------------
instructions and other communications required or permitted under this Agreement (collectively, "Notice") shall be effective only if given in writing and shall
                ------
be considered to have been duly given when (i) delivered by hand, (ii) sent by telecopier (with receipt confirmed), provided that a copy is mailed (on the same date) by certified or registered mail, return receipt requested, postage prepaid, or (iii) received by the addressee, if sent by Express Mail, Federal Express or other reputable express delivery service (receipt requested), or by first class certified or registered mail, return receipt requested, postage prepaid. Notice shall be sent in each case to the appropriate addresses or telecopier numbers set forth below

(or to such other addresses and telecopier numbers as a party may from time to time designate as to itself by notice similarly given to the other parties in accordance herewith, which shall not be deemed given until received by the addressee). Notice shall be given:

            (1)     to Buyer at:

                    Intermedia Communications Inc.
                    3625 Queen Palm Drive
                    Tampa, Florida 33619
                    Attn:  Chief Financial Officer
                    Telecopier: (813) 829-2470

          copy to:  Kronish, Lieb, Weiner & Hellman LLP
                    1114 Avenue of the Americas
                    New York, New York 10036-7798
                    Attn:  Ralph J. Sutcliffe, Esq.
                    Telecopier: (212) 997-3527


            (2)     to the Sellers (or any of them) at:

                    Long Distance Savers
                    801 North 31st Street
                    Monroe, Louisiana 71201
                    Attn: Freddy Nolan
                    Telecopier: (318) 323-1591

          and

                    Long Distance Savers
                    801 North 31st Street
                    Monroe, Louisiana 71201
                    Attn: William D. Hoover
                    Telecopier: (318) 323-1591

          copy to:  John L. Luffey, Jr.
                     Attorney-At-Law
                    1101 Royal Ave.
                    Monroe, Louisiana 71201
                    Attn: John L. Luffey, Jr.

               Telecopier: (318) 325-8357

          (b) Each Seller hereby irrevocably constitutes and appoints Freddy Nolan and William D. Hoover, acting jointly, as its true and lawful agent and attorney-in-fact with full power and authority to act, including full power of substitution, in its name and on its behalf with respect to all matters arising from or in any way relating to this Agreement or the transactions contemplated hereby, including, without limitation, to do all things and to perform all acts required or deemed advisable, in their sole discretion, in connection with the transactions contemplated by this Agreement as fully as each Seller could if then personally present and acting alone. Each Seller hereby irrevocably constitutes and appoints Freddy Nolan and William D. Hoover or either of them as its true and lawful agent and attorney-in-fact with full power and authority to act, including full power of substitution, in its name and on its behalf with respect to the acceptance of delivery of any amounts, whether in cash or in shares of Common Stock, required to be delivered hereunder as fully as each Seller could if then personally present and acting alone. Without limitation,
(i) any Notice or other delivery (other than any delivery of any portion of the Aggregate Purchase Price) validly delivered to Freddy Nolan and William D. Hoover shall be deemed to have been validly delivered to each of the Sellers and any delivery of any portion of the Aggregate Purchase Price validly delivered to either Freddy Nolan or William D. Hoover shall be deemed to have been validly delivered to each of the Sellers, (ii) any waiver of any provision of this Agreement or consent, or compromise of any claim arising from or relating to this Agreement, by Freddy Nolan and William D. Hoover shall be binding upon each and every Seller, and (iii) Freddy Nolan and William D. Hoover are hereby authorized to execute for and on behalf of each Seller (x) any amendment to this Agreement or (y) any agreement contemplated hereby. Buyer shall be entitled to rely (without investigation) on any action taken by Freddy Nolan and William D. Hoover as being taken by Freddy Nolan and William D. Hoover for themselves and on behalf of each of the Sellers, and fully authorized by each of the Sellers. This appointment of agency and this power of attorney is coupled with an interest and shall be irrevocable and shall not be terminated by any Seller or by operation of law, whether by the death or incapacity of any Seller that is a natural person, the termination of any trust or estate, the dissolution, liquidation or bankruptcy of any corporation, partnership or other entity or the occurrence of any other event, and any action taken by Freddy Nolan and William
D. Hoover shall be as valid as if such death, incapacity, termination, dissolution, liquidation, bankruptcy or other event had not occurred, regardless of whether or not Freddy Nolan or William D. Hoover shall have received any notice thereof. Except as otherwise expressly provided in this Agreement the Sellers shall be jointly and severally liable for all obligations of the

Sellers (or any of them) under this Agreement. Freddy Nolan and William D. Hoover, jointly and not severally, shall indemnify, defend and hold harmless the Indemnified Buyer Group from and against all Losses arising out of or relating to any dispute among the Sellers or any challenge by any Seller other than Freddy Nolan or William D. Hoover to the validity, propriety or enforceability of any action taken by Freddy Nolan and William D. Hoover pursuant to the powers granted to Freddy Nolan and William D. Hoover by this Section 10.5(b).

          10.6.  SPECIFIC PERFORMANCE.  The parties agree that due to the unique
                 --------------------
subject matter of this transaction, monetary damages will be insufficient to compensate the non-breaching party in the event of a breach of any part of this Agreement. Accordingly, the parties agree that the non-breaching party shall be entitled (without prejudice to any other right or remedy to which it may be entitled) to an appropriate decree of specific performance, or an injunction restraining any violation of this Agreement or other equitable remedies to enforce this Agreement (without establishing the likelihood of irreparable injury or posting bond or other security), and the breaching party waives in any action or proceeding brought to enforce this Agreement the defense that there exists an adequate remedy at law.

          10.7.  SEVERABILITY.  If any one or more of the provisions contained
                 ------------
in this Agreement or any document executed in connection herewith shall be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions contained herein shall not (to the full extent permitted by law) in any way be affected or impaired.

          10.8.  ATTORNEY'S FEES.  In any action, proceeding or counterclaim
                 ---------------
arising out of or in any way connected with this Agreement, the prevailing parties shall be entitled to recover reasonable attorneys' fees and disbursements incurred in connection therewith.

          10.9.  HEADINGS.  The headings of Sections and Subsections are for
                 --------
reference only and shall not limit or control the meaning thereof.

          10.10.  COUNTERPARTS; WAIVERS AND AMENDMENTS; ETC. This Agreement may
                  ------------------------------------------
be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may be amended, modified, superseded, cancelled, renewed or extended, and the terms and conditions hereof may be waived, only by a written instrument signed by the parties hereto or, in the case of a waiver, by the party or parties waiving compliance. No delay on the part of any party in exercising any right, power or privilege hereunder, nor any single or partial exercise of any right, power or privilege hereunder, precludes any other or further exercise thereof or the exercise of any other right, power or privilege hereunder. Nothing in this Agreement is intended to confer any rights or remedies under or by reason of this Agreement on any persons (including, without limitation, any employees of any Group Member) other than Sellers and Buyer and their respective successors and permitted assigns.

          10.11.  GOVERNING LAW.  THE VALIDITY AND CONSTRUCTION OF THIS
                  -------------
AGREEMENT AND ALL RELATED AGREEMENTS AND DOCUMENTS (COLLECTIVELY, THE "RELATED
                                                                       -------
AGREEMENTS") REFERRED TO HEREIN SHALL BE GOVERNED BY THE INTERNAL LAWS (AND NOT
----------
THE PRINCIPLES OF CONFLICT OF LAWS) OF THE STATE OF DELAWARE.

          10.12.  VENUE.  ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS
                  -----
AGREEMENT OR ANY RELATED AGREEMENTS SHALL BE BROUGHT EXCLUSIVELY IN THE COURTS OF THE STATE OF DELAWARE OR OF THE UNITED STATES OF AMERICA RESIDING IN THE STATE OF DELAWARE AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, BUYER AND EACH SELLER HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. BUYER AND EACH SELLER MEMBER HEREBY WAIVE, AND AGREE NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING FOR THE INTERPRETATION OR ENFORCEMENT OF THIS AGREEMENT OR ANY RELATED AGREEMENT, THAT IT IS NOT SUBJECT THERETO OR THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SAID COURTS OR THAT THIS AGREEMENT OR ANY RELATED AGREEMENT MAY NOT BE ENFORCED IN OR BY SAID COURTS OR THAT ITS PROPERTY IS EXEMPT OR IMMUNE FROM EXECUTION, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER OR (PROVIDED THAT PROCESS SHALL BE SERVED IN ANY MANNER REFERRED TO IN THE FOLLOWING SENTENCE) THAT SERVICE OF PROCESS UPON SUCH PARTY IS INEFFECTIVE. BUYER AND EACH SELLER AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION, SUIT OR PROCEEDING AGAINST IT WITH RESPECT TO THIS AGREEMENT OR ANY RELATED AGREEMENT MAY BE MADE UPON IT IN ANY MANNER PERMITTED BY THE LAWS OF THE STATE OF DELAWARE OR THE FEDERAL LAWS OF THE UNITED STATES. SERVICE OF PROCESS IN ANY MANNER REFERRED TO IN THE PRECEDING SENTENCE SHALL BE DEEMED, IN EVERY RESPECT, EFFECTIVE SERVICE OF PROCESS UPON SUCH PARTY.

                           [SIGNATURE PAGES FOLLOWS]

  10.13.  WAIVER OF JURY TRIAL.  EACH OF THE PARTIES HERETO HEREBY WAIVES TRIAL
          --------------------
BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY OR AGAINST IT ON ANY MATTERS WHATSOEVER, IN CONTRACT OR IN TORT, ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT.

          IN WITNESS WHEREOF, and intending to be legally bound thereby, the parties hereto have duly executed and delivered this Agreement or caused this Agreement to be duly executed and delivered by their duly authorized officers as of the date and year first above written.


                       INTERMEDIA COMMUNICATIONS INC.


                       By:
                          _____________________________
                          Name:
                          Title:


                       ------------------------
                       Albert D. Burson


                       ------------------------
                       Robert J. Calibani


                       ------------------------
                       Christopher B. Chelette


                       ------------------------
                       Emily Debnam


                       ------------------------
                       Mallory Debnam


                       ------------------------
                       Mathew Debnam


                       ------------------------
                       Terri Hoover Debnam


                       ------------------------
                       Jason Doughty

                     [SIGNATURE PAGE CONTINUATION]


                       ------------------------
                       Lawrence D. Ferk


                       ------------------------
                       Gary L. Findley


                       ------------------------
                       Arvil L. Fowler, Jr.


                       ------------------------
                       Gary D. Hoover


                       ------------------------
                       Madeline Hoover


                       ------------------------
                       William D. Hoover


                       ------------------------
                       Deanna V. Johnson


                       ------------------------
                       Lyn D. Johnson


                       ------------------------
                       Wesley R. Johnson


                       ------------------------
                       Alicia Nolan


                       ------------------------
                       Ashley Nolan


                       ------------------------
                       Freddy Nolan

                     [SIGNATURE PAGE CONTINUATION]



                       ------------------------
                       Reba Nolan


                       ------------------------
                       Michael Todd Montgomery


                       ------------------------
                       William L. Montgomery


                       ------------------------
                       William Neil Montgomery


                       ------------------------
                       Freddy Nolan


                       ------------------------
                       James A. Scilla


                       ------------------------
                       Michael T. Tinnerello


                       ------------------------
                       Thomas A. Winkler


                       ------------------------
                       Gary L. Woodruff



                       Pat O. Daily Revocable Trust


                       By:  _____________________________
                            Name:
                            Title:

                     [SIGNATURE PAGE CONTINUATION]


                       Kenneth Doughty Revocable Trust

                       By:  _____________________________
                            Name:
                            Title:


                       Florene Doughty Revocable Trust

                       By:  _____________________________
                            Name:
                            Title:


                       John R. Hollis 1988 Revocable Trust

                       By:  _____________________________
                            Name:
                            Title:



                       Gayle D. Hoover Trust - 1991

                       By:  _____________________________
                            Name:
                            Title:


                       Stephanie A. Hoover Trust - 1991

                       By:  _____________________________
                            Name:
                            Title:


                       Morgan Family Revocable Trust

                       By:  _____________________________
                            Name:
                            Title:


                       Mary Lee Daily Prout Revocable Trust

                       By:  _____________________________
                            Name:
                            Title:

                     [SIGNATURE PAGE CONTINUATION]


                       Bixby Telephone Investment Co.

                       By:  _____________________________
                            Name:
                            Title:

                                   SCHEDULE A

Albert D. Burson
Robert J. Calibani
Christopher B. Chelette
 a/k/a Chris Chelette
Emily Debnam
Mallory Debnam
Mathew Debnam
 a/k/a Matthew Debnam
Terri Hoover Debnam
 a/k/a Terri H. Debnam
 a/k/a Terri Debnam
Jason Doughty
Lawrence D. Ferk
 a/k/a Larry Ferk
Gary L. Findley
 a/k/a Garry L. Findley
 a/k/a Gary Findley
Arvil L. Fowler, Jr.
 a/k/a Arvil Fowler, Jr.
Gary D. Hoover
 a/k/a Gary Hoover
Madeline Hoover
William D. Hoover
 a/k/a William Hoover
Deanna V. Johnson
Lyn D. Johnson
 a/k/a Lyn Johnson
Wesley R. Johnson
 a/k/a Wesley Johnson
Alicia Nolan
Ashley Nolan
Freddy Nolan
Reba Nolan
Michael Todd Montgomery
 a/k/a Michael T. Montgomery
 a/k/a M. Todd Montgomery
William L. Montgomery
 a/k/a William Montgomery
William Neil Montgomery
 a/k/a William N. Montgomery
 a/k/a W. Neil Montgomery
James A. Scilla
Michael T. Tinnerello
Thomas A. Winkler
Gary L. Woodruff
 a/k/a Gary Woodruff


Pat O. Daily Revocable Trust
 a/k/a Pat O. Daily Revocable Trust

       Pat O. Daily, Trustee
Kenneth Doughty Revocable Trust
 a/k/a Kenneth Doughty Revocable Trust
       under Agreement dated April 7, 1994
       Kenneth Doughty, Trustee
 a/k/a Kenneth Doughty, Trustee of the Kenneth Doughty
        Revocable Trust uad 04-07-1994
Florene Doughty Revocable Trust
 a/k/a Kenneth and Florene Doughty, Trustees of the
        Florene Doughty Trust uad 04-07-94
 a/k/a Florene Doughty Revocable Trust
       under Agreement dated April 7, 1994
       Kenneth and Florence Doughty, Trustees
John R. Hollis 1988 Revocable Trust
 a/k/a John R. Hollis Trust
 a/k/a John R. Hollis 1988 Revocable Trust under Agreement dated February 26, 1988
       John R. Hollis, Trustee
Gayle D. Hoover Trust - 1991
 a/k/a Gayle D. Hoover Trust
 a/k/a Gayle D. Hoover, Trust
 a/k/a Gayle Hoover, Trust
 a/k/a Gayle Hoover Trust
 a/k/a Gayle D. Hoover, Trust
       Gary D. Hoover, Trustee
Stephanie A. Hoover Trust - 1991
 a/k/a Stephanie A. Hoover, Trust
 a/k/a Stephanie A. Hoover Trust
 a/k/a Stephanie Hoover, Trust
 a/k/a Stephanie Hoover Trust
 a/k/a Stephanie A. Hoover, Trust
       Gary D. Hoover, Trustee
Morgan Family Revocable Trust
 a/k/a Morgan Family Revocable Trust
       Joseph B. Morgan, III and Paula K. Morgan, Trustee
Mary Lee Daily Prout Revocable Trust
 a/k/a Mary Lee Daily Prout Revocable Trust
       Mary L. Prout, Trustee

Bixby Telephone Investment Co.

                                 SCHEDULE 5.12


Albert D. Burson
Robert J. Calibani
Christopher B. Chelette
Arvil L. Fowler, Jr.
Michael T. Tinnerello

                                                                       EXHIBIT A

                                    FORM OF

                               ESCROW AGREEMENT

               ESCROW AGREEMENT, dated as of ______________, 1997 (this "Agreement"), among INTERMEDIA COMMUNICATIONS INC., a Delaware corporation
 ---------
("Buyer"), each of the individuals and entities listed on Schedule A hereto
  -----
(collectively, the "Sellers") and SunTrust Bank, Central Florida, National
                    -------
Association, as escrow agent (the "Escrow Agent").
                                   ------------

                               R E C I T A L S :

               Buyer and Sellers have entered into an Acquisition Agreement dated as of December __, 1997 (the "Acquisition Agreement"; all capitalized terms used herein without definition have the same meanings herein as in the Acquisition Agreement), which sets forth the definitive terms of the purchase by Buyer of the Shares.

               Pursuant to and in accordance with Section 2.2 of the Acquisition Agreement, Buyer has deposited in escrow _________ shares of Common Stock of Buyer and $_______ in cash to be held and disbursed by the Escrow Agent in accordance with the provisions of this Agreement.

               A copy of the Acquisition Agreement has been delivered to the Escrow Agent, and the Escrow Agent is willing to act as the Escrow Agent hereunder.

               Buyer and the Sellers desire that the Escrow Agent hold the Indemnity Escrow Amount and the Purchase Price Escrow Amount in escrow upon the terms and subject to the conditions of this Agreement.

               In consideration of the mutual agreements and covenants set forth herein and in the Acquisition Agreement, the parties hereby agree as follows:

               1. Appointment and Agreement of Escrow Agent. Buyer and the
                  -----------------------------------------
Sellers hereby appoint the Escrow Agent to serve as, and the Escrow Agent hereby agrees to act as, Escrow Agent upon the terms and conditions of this Agreement.

               2.  Establishment of the Escrow Account.  (a)  Pursuant
                   -----------------------------------
to Section 2.2 of the Acquisition Agreement, Buyer has delivered to the Escrow Agent on the date hereof (i) shares of Common Stock having an aggregate value equal to the sum of the stock indemnity escrow amount for each Group Member as set forth on Schedule 1.2 to the Acquisition Agreement (each a "Member Stock
                                                                ------------
Indemnity Escrow Amount" and, collectively, the "Stock Indemnity Escrow
-----------------------                          ----------------------
Amount"), evidenced by certificates numbered ICF ____ through ICF ______, and
------
cash in an amount equal to the sum of the cash indemnity escrow amount for each Group Member as set forth on Schedule 1.2 to the Acquisition Agreement (each a "Member Cash Indemnity Escrow Amount" and, collectively the "Cash Indemnity
 -----------------------------------                         --------------
Escrow Amount") and (ii) shares of Common Stock having an aggregate value equal
-------------
to the sum of the stock purchase price escrow amount for each Group Member as set forth on Schedule 1.2 to the Acquisition Agreement (each a "Member Stock
                                                                ------------
Purchase Price Escrow Amount" and, collectively, the "Stock Purchase Price
----------------------------                          --------------------
Escrow Amount"), evidenced by certificates numbered ICF ____ through ICF ______,
-------------
and cash in an amount equal to the sum of the cash purchase price escrow amount for each Group Member as set forth on Schedule 1.2 to the Acquisition Agreement (each a "Member Cash Purchase Price Escrow Amount" and, collectively the "Cash
         ----------------------------------------                         ----
Purchase Price Escrow Amount"). The Stock Indemnity Escrow Amount and the Cash
----------------------------
Indemnity Escrow Amount are hereafter collectively referred to as the "Indemnity
                                                                       ---------
Escrow Amount"; the Stock Purchase Price Escrow Amount and the Cash Purchase
-------------
Price Escrow Amount are hereafter collectively referred to as the "Purchase
                                                                   --------
Price Escrow Amount"; and the Indemnity Escrow Amount and the Purchase Price
-------------------
Escrow Amount are hereafter collectively referred to as the "Escrow Amounts."
                                                             --------------
The certificates evidencing the shares of Common Stock constituting the Escrow Amounts are in the name of "SunTrust Bank, Central Florida, National Association, as Escrow Agent, on behalf of the Sellers and Buyer under that certain Acquisition Agreement dated December __, 1997 (the "Acquisition Agreement") between Buyer and Sellers." The Escrow Agent shall hold the Escrow Amounts in escrow pursuant to this Agreement.

               (b) Each of Buyer and the Sellers confirms to the Escrow Agent and to each other that each of the Indemnity Escrow Amount and the Purchase Price Escrow Amount is free and clear of all Liens except as may be created by this Agreement and the Acquisition Agreement.

               (c) The Sellers hereby irrevocably agree that the delivery of cash and shares of Common Stock by Buyer to the Escrow Agent in the amount required by the Acquisition Agreement has satisfied Buyer's obligation to fund the Indemnity Escrow Amount and the Purchase Price Escrow Amount pursuant to
Section 2.2 of the Acquisition Agreement.

               3. Payments from the Purchase Price Escrow Amount.
                  ----------------------------------------------

               (a) Within five Business Days after the final determination of each Member Purchase Price in accordance with Section 1.4 of the Acquisition Agreement, Buyer and Sellers shall deliver to the Escrow Agent written instructions specifying the number of shares of Common Stock to be distributed to Sellers and to Buyer from each Member Stock Purchase Price Escrow Amount and the amount in cash to be distributed to Sellers and to Buyer from each Member Cash Purchase Price Escrow Amount. Promptly after receipt of such joint notification, the Escrow Agent shall deliver the number of shares of Common Stock and the amount in cash specified in such notice from each Member Stock Purchase Price Escrow Amount and each Member Cash Purchase Price Escrow Amount to the Buyer or the Sellers as the case may be.

               (b) If the Sellers receive a payment from any Member Stock Purchase Price Escrow Amount or any Member Cash Purchase Price Escrow Amount, then the Sellers shall solely be responsible for allocating and distributing such amounts among themselves in proportion to the percentage of equity interests of the Group Member to which such Member Stock Purchase Price Escrow Amount or Member Cash Purchase Price Escrow Amount relates held by each Seller, and each of the Sellers hereby agrees that the Escrow Agent's sole responsibility for payments from any Member Stock Purchase Price Escrow Amount or Member Cash Purchase Price Escrow Amount shall be to deliver the specified number of shares of Common Stock and/or the specified amount in cash to the Sellers. Each of the Sellers hereby irrevocably waives any rights it may have against the Escrow Agent relating to the allocation of any Member Cash Purchase Price Escrow Amount or any Member Stock Purchase Price Escrow Amount or the distribution thereof and shall indemnify, defend and hold harmless the Escrow Agent from and against any Losses that the Escrow Agent may suffer arising from such allocation or the distribution of any Member Stock Purchase Price Escrow Amount or any Member Cash Purchase Price Escrow Amount among the Sellers.

               (c) If the Buyer and the Sellers, within 30 days after the final determination of each Member Purchase Price in accordance with Section 1.4 of the Acquisition Agreement, cannot agree as to the appropriate distribution of the shares of Common Stock and cash in the Purchase Price Escrow Amount, such dispute shall be submitted to one Arbiter for its determination of the dispute, which determination shall be a final and binding determination on the parties hereto. The cost and expenses incurred in connection with a determination by the Arbiter shall be allocated by the Arbiter, in its discretion, in proportion to the relative success of the parties as to the dispute. Any award rendered by the Arbiter shall be final and binding upon the parties. Judgment upon the award may be entered by any court of competent jurisdiction, including, but not limited to, any court in the State of Delaware having jurisdiction over the parties.

               4. Payments from the Indemnity Escrow Amount.
                  -----------------------------------------

               (a) During the three year period immediately following the Closing, Buyer may make claims for payment from the Indemnity Escrow Amount by delivering to the Escrow Agent a certificate of Buyer (a "Buyer's Certificate")
                                                          -------------------
which shall:

               (i) state that one or more members of the Indemnified Buyer Group has paid or incurred a Loss and is entitled to an indemnification payment from the Indemnity Escrow Amount under Section 8 of the Acquisition Agreement as a result of such payment or incurrence of such a Loss (a "Buyer Indemnity Escrow Indemnification Item");
                   -------------------------------------------

               (ii) state the Group Member to which such Buyer Indemnity Escrow Indemnification Item relates, the aggregate amount of such Buyer Indemnity Escrow Indemnification Item and the number of shares of Common Stock and amount in cash required to cover such Buyer Indemnity Escrow Indemnification Item; and

               (iii) specify in reasonable detail the nature and amount of each individual Buyer Indemnity Escrow Indemnification Item.

Buyer shall deliver a copy of such Buyer's Certificate to the Sellers and provide to the Escrow Agent evidence of delivery of copies of such Buyer's Certificate to the Sellers.

               (b) During the three year period immediately following the Closing, Sellers may make claims for payment from the Indemnity Escrow Amount, in an amount not to exceed an aggregate of $500,000, by delivering to the Escrow Agent a certificate of Sellers (a "Sellers' Certificate") which shall:
                                   --------------------

               (i) state that Sellers have incurred (x) legal fees in connection with the defense of claims pursuant to Section 8.4 of the Acquisition Agreement or (y) accounting or legal fees in connection with any tax audit of any Group Member (a "Seller Indemnity Escrow Release
                                              -------------------------------
        Item");
        ----

               (ii) state the Group Member to which such Seller Indemnity Escrow Release Item relates, the aggregate amount of such Seller Indemnity Escrow Release Item and the number of shares of Common Stock and amount in cash required to cover such Seller Indemnity Escrow Release Item; and

               (iii) specify in reasonable detail the nature and amount of each individual Seller Indemnity Escrow Release Item.

Sellers shall deliver a copy of such Sellers' Certificate to the Buyer and provide to the Escrow Agent evidence of delivery of copies of such Sellers' Certificate to the Buyer.

               (c) If Sellers shall object to any amount claimed in connection with any Buyer Indemnity Escrow Indemnification Item specified in any Buyer's Certificate or Buyer shall object to any amount claimed in any Seller Indemnity Escrow Release Item specified in any Sellers' Certificate, the objecting party shall, within seven Business Days after delivery to such party of such Buyer's Certificate or Sellers' Certificate, as the case may be, deliver to the Escrow Agent and to Buyer or Sellers, as the case may be, a certificate (an "Objection
                                                                      ---------
Certificate") (i) specifying each such amount to which such party objects and
-----------
(ii) specifying in reasonable detail the nature and basis for each such objection. If the Escrow Agent shall not have received an Objection Certificate objecting to the amount claimed with respect to a Buyer Indemnity Escrow Indemnification Item or Seller Indemnity Escrow Release Item (collectively, referred to hereinafter as an "Indemnity Escrow Indemnification Item") within
                               -------------------------------------
seven Business Days after delivery to the Sellers of a Buyer's Certificate or to the Buyer of a Sellers' Certificate specifying such Indemnity Escrow Indemnification Item, the parties shall be deemed to have acknowledged the correctness of the amount claimed with respect to such Indemnity Escrow Indemnification Item, and the Escrow Agent shall promptly thereafter transfer to the requesting party out of the Member Stock Indemnity Escrow Amount for the Group Member to whom the Indemnity Escrow Indemnification Item relates the number of shares of Common Stock and out of the Member Cash Indemnity Escrow Amount for the Group Member to whom the Indemnity Escrow Indemnification Item relates the amount in cash claimed in the Buyer's Certificate or Sellers' Certificate, as the case may be, with respect to such Indemnity Escrow Indemnification Item.

               (d) If the Escrow Agent shall receive, within seven Business Days after delivery to a party of a Buyer's Certificate or a Sellers' Certificate, an Objection Certificate objecting to the amount claimed with respect to any Indemnity Escrow Indemnification Item specified in such Buyer's Certificate or Sellers' Certificate, the amount so objected to and the related number of shares of Common Stock and amount in cash (the "Objected Funds") shall be held by the
                                         --------------
Escrow Agent and shall not be released from the Indemnity Escrow Amount except in accordance with either (i) written instructions executed by Buyer and by the Sellers or (ii) a final judgement of a court of competent jurisdiction directing the Escrow Agent with respect to the matters relating to such claim.

               (e) On the third anniversary of the Closing Date, the Escrow Agent shall pay to the Sellers all shares of Common Stock and all cash remaining in the Indemnity Escrow Amount at such time less the aggregate amount of all unsatisfied Escrow Indemnification Items claimed by Buyer (including all Objected Funds) which have not previously been satisfied by payments from the Indemnity Escrow Amount as of such date along with a statement specifying the Member Stock Indemnity Escrow Amount and/or Member Cash Indemnity Escrow Amount to which the shares of Common Stock or cash distributed pursuant to this Section 4(e) relate.

               (f) If any Sellers receive a payment from any Member Stock Indemnity Escrow Amount or any Member Cash Indemnity Escrow Amount, then the Sellers shall solely be responsible for allocating and distributing such amounts among themselves in proportion to the percentage of equity interests of the Group Member to which such Member Stock Indemnity Escrow Amount or Member Cash Indemnity Escrow Amount relates held by each Seller, and each of the Sellers hereby agrees that the Escrow Agent's sole responsibility for payments from any Member Stock Indemnity Escrow Amount or Member Cash Indemnity Escrow Amount shall be to deliver the specified number of shares of Common Stock and/or the specified amount in cash to the Sellers. Each of the Sellers hereby irrevocably waives any rights it may have against the Escrow Agent relating to the allocation of any Member Cash Indemnity Escrow Amount or any Member Stock Indemnity Escrow Amount or the distribution thereof and shall indemnify, defend and hold harmless the Escrow Agent from and against any Losses that the Escrow Agent may suffer arising from such allocation or the distribution of any Member Stock Indemnity Escrow Amount or any Member Cash Indemnity Escrow Amount among the Sellers.

               (g) Any dispute with respect to the Objected Funds which can not be resolved by the parties shall be submitted to one Arbiter for its determination of the dispute, which determination shall be a final and binding determination on the parties hereto. The cost and expenses incurred in connection with a determination by the Arbiter shall be allocated by the Arbiter, in its discretion, in proportion to the relative success of the parties as to the dispute. Any award rendered by the arbitrator shall be final and binding upon the parties. Judgment upon the award may be entered by any court of competent jurisdiction, including, but not limited to, any court in the State of Delaware having jurisdiction over the parties.

               5.     Liquidation of the Indemnity Escrow Amount.
                      ------------------------------------------

               (a) Whenever the Escrow Agent shall be required to make payment from a Member Stock Indemnity Escrow Amount or a Member Stock Purchase Price Escrow Amount, the Escrow Agent shall pay such amounts by delivering shares of Common Stock from such Member Stock Indemnity Escrow Amount or such Member Stock Purchase Price Escrow Account, as the case may be. Whenever the Escrow Agent shall be required to make payment from a Member Cash

Indemnity Escrow Amount or a Member Cash Purchase Price Escrow Amount, the Escrow Agent shall pay such amounts by liquidating the investments of such Member Cash Indemnity Escrow Amount or such Member Cash Purchase Price Escrow Account, as the case may be, to the extent necessary to pay such amounts in full.

               (b) For all purposes of this Agreement, whenever shares of Common Stock shall be required to be delivered to satisfy a payment, the shares of Common Stock shall be deemed to be valued at $_____ per share, notwithstanding the actual market or other value of the shares of Common Stock at the time of the delivery of such shares. In the event of any stock split, reverse stock split, stock combination or reclassification of the shares of Common Stock or any merger, consolidation or combination of Buyer with any other entity or entities, the deemed value specified above for the shares of Common Stock shall be proportionally adjusted so that the deemed value of the shares of Common Stock after such event shall be the same as the deemed value of the shares of Common Stock prior to such event. All such adjustments shall be made successively.

               (c) Whenever the Escrow Agent shall be required to make payment from a Member Stock Indemnity Escrow Amount and no shares of Common Stock remain in such Member Stock Indemnity Escrow Amount, the Escrow Agent shall pay such amounts by delivering shares of Common Stock or cash from any other Member Stock Indemnity Escrow Amount or Member Cash Indemnity Escrow Amount in which shares of Common Stock or cash remain in the following order: (i) first, out of any Member Cash Indemnity Escrow Amount attributable to the Group Member whose Member Stock Indemnity Escrow Amount has been depleted (the "Depleted Stock
                                                             --------------
Indemnity Escrow Member"), (ii) second, out of the portion of any other Member
-----------------------
Stock Indemnity Escrow Amount attributable to Sellers who are holders of equity interests in the Depleted Stock Indemnity Escrow Member (the "Stock Indemnifying
                                                              ------------------
Sellers") pro rata in proportion to the percentage of the equity interests of
-------
the Depleted Stock Indemnity Escrow Member each such Stock Indemnifying Seller owns until all shares of Common Stock attributable to any Stock Indemnifying Seller have been depleted, (iii) third, out of the portion of any Member Cash Indemnity Escrow Amount attributable to the Stock Indemnifying Sellers pro rata in proportion to the percentage of the equity interests of the Depleted Stock Indemnity Escrow Member each such Stock Indemnifying Seller owns until all the cash attributable to any Stock Indemnifying Seller has been depleted, (iv) fourth, out of any other Member Stock Indemnity Escrow Amount and (v) last, out of any other Member Cash Indemnity Escrow Amount. In the event that the Escrow Agent makes payment pursuant to this paragraph and the shares of Common Stock and/or cash used to make such payment are not selected pro rata in proportion to the equity interest of each Stock Indemnifying Seller in the Depleted Stock Indemnity Escrow Member, any Seller with respect to which shares of Common Stock or cash were used to make such payment shall be entitled to contribution from all Stock Indemnifying Sellers in proportion to each Stock Indemnifying Seller's equity interests in the Depleted Stock Indemnity Escrow Member.

               (d) Whenever the Escrow Agent shall be required to make payment from a Member Stock Purchase Price Escrow Amount and no shares of Common Stock remain in such Member Stock Purchase Price Escrow Amount, the Escrow Agent shall pay such amounts by delivering shares of Common Stock or cash from any other Member Stock Purchase Price Escrow Amount or Member Cash Purchase Price Escrow Amount in which shares of Common Stock or cash remain in the following order:
(i) first, out of any Member Cash Purchase Price Escrow Amount attributable to the Group Member whose Member Stock Purchase Price Escrow Amount has been depleted (the "Depleted Stock Purchase Price Escrow Member"), (ii) second, out
               -------------------------------------------
of the portion of any other Member Stock Purchase Price Escrow Amount attributable to Sellers who are holders of equity interests in the Depleted Stock Purchase Price Escrow Member (the "Stock Purchase Price Adjustment
                                         -------------------------------
Sellers") pro rata in proportion to the percentage of the equity interests of
-------
the Depleted Stock Purchase Price Escrow Member each such Stock Purchase Price Adjustment Seller owns until all shares of Common Stock attributable to any Stock Purchase Price Adjustment Seller have been depleted, (iii) third, out of the portion of any Member Cash Purchase Price Escrow Amount attributable to the Stock Purchase Price Adjustment Sellers pro rata in proportion to the percentage of the equity interests of the Depleted Stock Purchase Price Escrow Member each such Stock Purchase Price Adjustment Seller owns until all the cash attributable to any Stock Purchase Price Adjustment Seller has been depleted, (iv) fourth, out of any other Member Stock Purchase Price Escrow Amount and (v) last, out of any other Member Cash Purchase Price Escrow Amount. In the event that the Escrow Agent makes payments pursuant to this paragraph and the shares of Common Stock and/or cash used to make such payments are not selected pro rata in proportion to the equity interest of each Stock Purchase Price Adjustment Seller in the Depleted Stock Purchase Price Escrow Member, any Seller with respect to which shares of Common Stock or cash were used to make such payment shall be entitled to contribution from all Stock Purchase Price Adjustment Sellers in proportion to each Stock Purchase Price Adjustment Seller's equity interests in the Depleted Stock Purchase Price Escrow Member.

               (e) Whenever the Escrow Agent shall be required to make payment from a Member Cash Indemnity Escrow Amount and no cash remains in such Member Cash Indemnity Escrow Amount, the Escrow Agent shall pay such amounts by delivering shares of Common Stock or cash from any other Member Stock Indemnity Escrow Amount or Member Cash Indemnity Escrow Amount in which shares of Common Stock or cash remain in the following order: (i) first, out of any Member Stock Indemnity Escrow Amount attributable to the Group Member whose Member Cash Indemnity Escrow Amount has been depleted (the "Depleted Cash Indemnity Escrow Member"), (ii) second, out of the portion
      -------------------------------------
of any other Member Cash Indemnity Escrow Amount attributable to Sellers who are holders of equity interests in the Depleted Cash Indemnity Escrow Member (the "Cash Indemnifying Sellers") pro rata in proportion to the percentage of the
 -------------------------
equity interests of the Depleted Cash Indemnity Escrow Member each such Cash Indemnifying Seller owns until all cash attributable to any Cash Indemnifying Seller has been depleted, (iii) third, out of the portion of any Member Stock Indemnity Escrow Amount attributable to the Cash Indemnifying Sellers pro rata in proportion to the percentage of the equity interests of the Depleted Cash Indemnity Escrow Member each such Cash Indemnifying Seller owns until all the shares of Common Stock attributable to any Cash Indemnifying Seller have been depleted, (iv) fourth, out of any other Member Cash Indemnity Escrow Amount and
(v) last, out of any other Member Stock Indemnity Escrow Amount. In the event that the Escrow Agent makes payment pursuant to this paragraph and the shares of Common Stock and/or cash used to make such payment are not selected pro rata in proportion to the equity interest of each Cash Indemnifying Seller in the Depleted Cash Indemnity Escrow Member, any Seller with respect to which shares of Common Stock or cash were used to make such payment shall be entitled to contribution from all Cash Indemnifying Sellers in proportion to each Cash Indemnifying Seller's equity interests in the Depleted Cash Indemnity Escrow Member.

               (f) Whenever the Escrow Agent shall be required to make payment from a Member Cash Purchase Price Escrow Amount and no cash remains in such Member Cash Purchase Price Escrow Amount, the Escrow Agent shall pay such amounts by delivering shares of Common Stock or cash from any other Member Stock Purchase Price Escrow Amount or Member Cash Purchase Price Escrow Amount in which shares of Common Stock or cash remain in the following order: (i) first, out of any Member Stock Purchase Price Escrow Amount attributable to the Group Member whose Member Cash Purchase Price Escrow Amount has been depleted (the "Depleted Cash Purchase Price Escrow Member"), (ii) second, out of the portion
 ------------------------------------------
of any other Member Cash Purchase Price Escrow Amount attributable to Sellers who are holders of equity interests in the Depleted Cash Purchase Price Escrow Member (the "Cash Purchase Price Adjustment Sellers") pro rata in proportion to
             --------------------------------------
the percentage of the equity interests of the Depleted Cash Purchase Price Escrow Member each such Cash Purchase Price Adjustment Seller owns until all cash attributable to any Cash Purchase Price Adjustment Seller has been depleted, (iii) third, out of the portion of any Member Stock Purchase Price Escrow Amount attributable to the Cash Purchase Price Adjustment Sellers pro rata in proportion to the percentage of the equity interests of the Depleted Cash Purchase Price Escrow Member each such Cash Purchase Price Adjustment Seller owns until all the shares of

Common Stock attributable to any Cash Purchase Price Adjustment Seller have been depleted, (iv) fourth, out of any other Member Cash Purchase Price Escrow Amount and (v) last, out of any other Member Stock Purchase Price Escrow Amount. In the event that the Escrow Agent makes payments pursuant to this paragraph and the shares of Common Stock and/or cash used to make such payments are not selected pro rata in proportion to the equity interest of each Cash Purchase Price Adjustment Seller in the Depleted Cash Purchase Price Escrow Member, any Seller with respect to which shares of Common Stock or cash were used to make such payment shall be entitled to contribution from all Cash Purchase Price Adjustment Sellers in proportion to each Cash Purchase Price Adjustment Seller's equity interests in the Depleted Cash Purchase Price Escrow Member.

               (g) In determining the holders of equity interests in any Group Member or the proportion of any such equity interests attributable to any Seller, (a) the Escrow agent shall be entitled to rely on the information set forth on Schedule 3.2 to the Acquisition Agreement and (b) if the equity interests of such Group Member are held by a Group Member Shareholder, the holders of the equity interests of such Group Member Shareholder shall be deemed to be holders of the equity interests of such Group Member. Each of the Sellers hereby irrevocably waives any rights it may have against the Escrow Agent relating to any allocation made by the Escrow Agent in accordance with this
Section 5 and in reliance upon the information set forth on Schedule 3.2 to the Acquisition Agreement and shall indemnify, defend and hold harmless the Escrow Agent from and against any Losses that the Escrow Agent may suffer arising from such allocation or reliance.

               6. Maintenance of the Escrow Amounts; Termination of the Escrow
                  ------------------------------------------------------------
Amounts; Proceeds from the Escrow Amounts; Voting.
-------------------------------------------------

               (a) The Escrow Agent shall continue to maintain the Escrow Amounts until the earlier of (i) the time at which there shall be no shares of Common Stock and no cash remaining in the Escrow Amounts and (ii) the termination of this Agreement.

               (b) Notwithstanding any other provision of this Agreement to the contrary, any time prior to the termination of the Escrow Amounts, the Escrow Agent shall, if so instructed in a writing executed by Buyer and Sellers, deliver to Sellers or Buyer, as directed in such writing, the number of shares of Common Stock and amounts in cash as so instructed, provided, however, any
                                                      --------  -------
such notice shall specify the Group Member(s) against whose accounts any such distribution is being made.

               (c) All cash dividends or distributions on the shares of Common Stock being held in the Escrow Amounts shall be the property of Sellers and shall be forwarded directly to Sellers. All stock dividends or distributions on the shares of Common

Stock being held in the Escrow Amounts, including, without limitation, pursuant to any stock split, reverse stock split, stock combination or reclassification of the shares of Common Stock or any merger, consolidation or combination of Buyer with any other entity or entities, shall become part of the Escrow Amounts and shall be held in escrow in accordance with the terms of this Agreement.

               (d) Sellers shall have the right to direct the voting of all shares of Common Stock in the Escrow Amounts and the Escrow Agent shall vote such shares of Common Stock as directed by Sellers.

               7. Investment of the Cash Portion of the Escrow Amounts. The
                  ----------------------------------------------------
Escrow Agent shall invest and reinvest the cash portion of the Escrow Amounts in any combination of the following: (a) time deposits at the Escrow Agent, (b) certificates of deposit maturing within 180 days from the purchase date thereof issued by the Escrow Agent or by other United States commercial banks having capital and surplus in excess of $1,000,000,000 and having (or its parent having) one of the three highest debt ratings by Standard & Poor's Corporation or Moody's Investors Service and (c) readily marketable direct obligations of the government of the United States or any agency or instrumentality thereof or readily marketable obligations unconditionally guaranteed by the full faith and credit of the government of the United States, in each case, having a maturity date no later than 180 days from the purchase date thereof. It is expressly agreed and understood by the parties hereto that Escrow Agent shall not in anyway whatsoever be liable for losses on any investments, including, but not limited to, losses from market risks due to premature liquidation or resulting from other actions taken pursuant to this Escrow Agent.

               Receipt, investment and reinvestment of the Escrow Amount shall be confirmed by Escrow Agent as soon as practicable by account statement, and any discrepancies in any such account statement shall be noted by Sellers and Buyer to Escrow Agent within 60 calendar days after receipt thereof. Failure to inform Escrow Agent in writing of any discrepancies in any such account statement within said 60-day period shall conclusively be deemed confirmation of such account statement in its entirety. For purposes of this paragraph, each account statement shall be deemed to have been received by the party to whom directed on the earlier to occur of (i) actual receipt thereof and (ii) five Business Days after the deposit thereof in the United States Mail, postage prepaid. As used herein, "Business Day" shall mean any day that is not a
                          ------------
Saturday or Sunday or a day on which banks located in the City of New York are authorized or required to be closed.

               8.     Assignment; Successors.  This Agreement may not be
                      ----------------------
assigned by operation of law or otherwise without the express written consent of the other parties hereto (which consent may be granted or withheld in the sole discretion of such other parties); provided, however, that Buyer may assign its
                                   --------  -------
rights under this Agreement to an affiliate of Buyer without the consent of the other parties. This Agreement and all of the provisions hereof shall be binding upon and inure only to the benefit of the parties hereto and their respective heirs, executors, personal representatives, successors and permitted assignees.

               9. Escrow Agent. (a) Except as expressly contemplated by this
                  ------------
Agreement or by written instructions executed by both Buyer and the Sellers, the Escrow Agent shall not sell, transfer or otherwise dispose of in any manner all or any portion of the Indemnity Escrow Amount or Purchase Price Escrow Amount, except pursuant to an order of a court of competent jurisdiction.

               (b) The duties and obligations of the Escrow Agent shall be determined solely by this Agreement, and the Escrow Agent shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement. No implied duties or obligations shall be read into this Agreement against the Escrow Agent. The Escrow Agent shall not be bound by the provisions of any agreement among the other parties hereto except this Agreement.

               (c) The Escrow Agent shall not be under any duty to give the Indemnity Escrow Amount or the Purchase Price Escrow Amount held by it hereunder any greater degree of care than it gives its own similar property.

               (d) In the performance of its duties hereunder, the Escrow Agent shall be entitled to rely upon any order, judgment, certification, demand, notice, instrument or other document delivered to it hereunder without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity of the service thereof. The Escrow Agent may act in reliance upon any instrument or signature believed by it in good faith to be genuine and may assume that any person purporting to make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so.

               (e) The Escrow Agent shall not be liable for any error of judgment, or any action taken, suffered or omitted to be taken, hereunder except in the case of its gross negligence or willful misconduct. The Escrow Agent may consult with counsel of its own choice and shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel.

               (f) As compensation for its services to be rendered under this Agreement, for each year or any portion thereof, the Escrow Agent shall receive a fee in the amount specified in Schedule B to this Agreement and shall be reimbursed upon request for all expenses, disbursements and advances, including reasonable fees of outside counsel, if any, incurred or made by it in connection with the preparation of this Agreement and the carrying out of its duties under this Agreement. All such fees and expenses shall be shared equally by the Sellers and Buyer.

               (g) Buyer and the Sellers shall reimburse and indemnify the Escrow Agent for, and hold it harmless against, any loss, liability or expense, including, without limitation, reasonable attorneys' fees, incurred without gross negligence, bad faith or willful misconduct on the part of the Escrow Agent arising out of, or in connection with the acceptance of, or the performance of, its duties and obligations under this Agreement.

               (h) The Escrow Agent may at any time resign by giving 20 Business Days' prior written notice of resignation to the Sellers and Buyer. The Sellers and Buyer may at any time jointly remove the Escrow Agent by giving 20 Business Days' written notice signed by each of them to the Escrow Agent.

               (i) If the Escrow Agent shall resign or be removed, a successor Escrow Agent, which shall be a bank or trust company having assets in excess of $1 billion, and reasonably acceptable to the parties, shall be appointed by the parties by written instrument executed by the Sellers and Buyer and delivered to the Escrow Agent and to such successor Escrow Agent and, thereupon, the resignation or removal of the predecessor Escrow Agent shall become effective and such successor Escrow Agent, without any further act, deed or conveyance, shall become vested with all right, title and interest to all cash and property held hereunder of such predecessor Escrow Agent, and such predecessor Escrow Agent shall, on the written request of the Sellers, Buyer or the successor Escrow Agent, execute and deliver to such successor Escrow Agent all the right, title and interest hereunder in and to the Indemnity Escrow Amount and the Purchase Price Escrow Amount of such predecessor Escrow Agent and all other rights hereunder of such predecessor Escrow Agent. If no successor Escrow Agent shall have been appointed within 20 Business Days of a notice of resignation by the Escrow Agent, the Escrow Agent's sole responsibility shall thereafter be to hold the Indemnity Escrow Amount and the Purchase Price Escrow Amount until the earlier of receipt of designation of a successor Escrow Agent or termination of this Agreement in accordance with its terms.

               (j) Should any controversy arise involving the parties hereto or any of them or any other person, firm or entity with respect to this Escrow Agreement, the Indemnity Escrow Amount or the Purchase Price Escrow Amount, or should a substitute Escrow

Agent fail to be designated as provided in Section 9(i) hereof, of if Escrow Agent should be in doubt as to what action to take, Escrow Agent shall have the right, but not the obligation, either to (a) withhold delivery of any amounts until the controversy is resolved, the conflicting demands are withdrawn or its doubt is resolved or (b) institute a petition for interpleader in any court of competent jurisdiction to determine the rights of the parties hereto. Should a petition for interpleader be instituted, or should Escrow Agent be threatened with litigation or become involved in litigation in any manner whatsoever in connection with this Escrow Agreement, the Indemnity Escrow Amount or the Purchase Price Escrow Amount, subject to the provisions of 9(g) herein, the other parties hereby jointly and severally agree to reimburse Escrow Agent for its attorneys' fees and any and all other expenses, losses, costs and damages incurred by Escrow Agent in connection with or resulting from such threatened or actual litigation prior to any disbursement hereunder.

               10. Termination. This Agreement shall terminate on the date on
                   -----------
which there are no shares of Common Stock and no cash remaining in either the Indemnity Escrow Amount or the Purchase Price Escrow Amount.

               11. Notices. (a) All notices, consents, instructions and other
                   -------
communications required or permitted under this Agreement (collectively, "Notice") shall be effective only if given in writing and shall be considered to have been duly given when (i) delivered by hand, (ii) sent by telecopier (with receipt confirmed), provided that a copy is mailed (on the same date) by certified or registered mail, return receipt requested, postage prepaid, or
(iii) received by the addressee, if sent by Express Mail, Federal Express or other reputable express delivery service (receipt requested), or by first class certified or registered mail, return receipt requested, postage prepaid. Notice shall be sent in each case to the appropriate addresses or telecopier numbers set forth below (or to such other addresses and telecopier numbers as a party may from time to time designate as to itself by notice similarly given to the other parties in accordance herewith, which shall not be deemed given until received by the addressee). Notice shall be given:

               (1) to Buyer at:

                   Intermedia Communications Inc.
                   3625 Queen Palm Drive
                   Tampa, Florida 33619
                   Attn: Chief Financial Officer
                   Telecopier: (813) 829-2470

      copy to:     Kronish, Lieb, Weiner & Hellman LLP
                   1114 Avenue of the Americas

                   New York, New York 10036-7798
                   Attn:  Ralph J. Sutcliffe, Esq.
                   Telecopier: (212) 997-3527

               (2) to the Sellers (or any of them) at:

                   Long Distance Savers
                   801 North 31st Street
                   Monroe, Louisiana 71201
                   Attn: Freddy Nolan
                   Telecopier: (318) 323-1591

      and

                   Long Distance Savers
                   801 North 31st Street
                   Monroe, Louisiana 71201
                   Attn: William D. Hoover
                   Telecopier: (318) 323-1591

      copy to:     John L. Luffey, Jr.
                    Attorney-At-Law
                   1101 Royal Ave.
                   Monroe, Louisiana 71201
                   Attn: John L. Luffey, Jr.
                   Telecopier: (318) 325-8357

               (3) to the Escrow Agent at:

                   SunTrust Bank, Central Florida,
                    National Association
                   225 East Robinson Street, Suite 250
                   Orlando, Florida 32801
                   Attn:
                   Telecopier:

               (b) Each Seller hereby irrevocably constitutes and appoints Freddy Nolan and William D. Hoover, acting jointly, as its true and lawful agent and attorney-in-fact with full power and authority to act, including full power of substitution, in its name and on its behalf with respect to all matters arising from or in any way relating to this Agreement or the transactions contemplated hereby, including, without limitation, to do all things and to perform all acts required or deemed advisable, in their sole discretion, in connection with the transactions contemplated by this Agreement as fully as each Seller could if then personally present and acting alone. Each Seller hereby irrevocably constitutes and appoints Freddy Nolan and William D. Hoover or either of them as its true and lawful agent and attorney-in-fact with full power and authority to act, including full power of substitution, in its name and on its behalf with respect to the acceptance of delivery of any amounts, whether in cash or in shares of Common Stock, required to be delivered hereunder as fully as each Seller could if then personally present and acting alone. Without limitation, (i) any Notice or other delivery (other than any delivery of any portion of the Indemnity Escrow Amount or Purchase Price Escrow Amount) validly delivered to Freddy Nolan and William D. Hoover shall be deemed to have been validly delivered to each of the Sellers and any delivery of any portion of the Indemnity Escrow Amount or the Purchase Price Escrow Amount validly delivered to either Freddy Nolan or William D. Hoover shall be deemed to have been validly delivered to each of the Sellers, (ii) any waiver of any provision of this Agreement or consent, or compromise of any claim arising from or relating to this Agreement, by Freddy Nolan and William D. Hoover shall be binding upon each and every Seller, (iii) any claim or demand for payment from the Indemnity Escrow Amount or Purchase Price Escrow Amount by Freddy Nolan and William D. Hoover shall be binding upon each and every Seller and (iv) Freddy Nolan and William D. Hoover are hereby authorized to execute for and on behalf of each Seller (x) any amendment to this Agreement or (y) any agreement contemplated hereby. The Escrow Agent shall be entitled to rely (without investigation) on any action taken by Freddy Nolan and William D. Hoover as being taken by Freddy Nolan and William D. Hoover for themselves and on behalf of each of the Sellers, and fully authorized by each of the Sellers. This appointment of agency and this power of attorney is coupled with an interest and shall be irrevocable and shall not be terminated by any Seller or by operation of law, whether by the death or incapacity of any Seller that is a natural person, the termination of any trust or estate, the dissolution, liquidation or bankruptcy of any corporation, partnership or other entity or the occurrence of any other event, and any action taken by Freddy Nolan and William D. Hoover shall be as valid as if such death, incapacity, termination, dissolution, liquidation, bankruptcy or other event had not occurred, regardless of whether or not Freddy Nolan or William D. Hoover shall have received any notice thereof. Except as otherwise expressly provided in this Agreement, the Sellers shall be jointly and severally liable for all obligations of the Sellers (or any of them) under this Agreement. Freddy Nolan and William D. Hoover, jointly and not severally, shall indemnify, defend and hold the Escrow Agent harmless from and against all Losses arising out of or relating to any dispute among the Sellers or any challenge by any Seller other than Freddy Nolan or William D. Hoover to the validity, propriety or enforceability of any action taken by Freddy Nolan and William D. Hoover pursuant to the powers granted to Freddy Nolan and William D. Hoover by this
Section 10(b).

               12. Governing Law. This Agreement shall be governed by, and
                   -------------
construed in accordance with, the laws of the State of Delaware applicable to contracts executed and to be performed entirely within that State.

               13. Amendments. This Agreement may not be amended or modified
                   ----------
except (a) by an instrument in writing signed by, or on behalf of, the Sellers, Buyer and the Escrow Agent or (b) by a waiver in accordance with Section 13 of this Agreement.

               14. Waiver. Any party hereto may (i) extend the time for the
                   ------
performance of any obligation or other act of any other party hereto or (ii) waive compliance with any agreement or condition contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party or parties to be bound thereby. Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or a waiver of any other term or condition, of this Agreement. The failure of any party to assert any of its rights hereunder shall not constitute a waiver of any of such rights.

               15. Tax Matters. Sellers and Buyer shall provide Escrow Agent
                   -----------
with their respective taxpayer identification numbers, in each case documented by an appropriate Form W8 or Form W9 upon execution of this Escrow Agreement. Failure to so provide such forms may prevent or delay disbursements from the Indemnity Escrow Amount or Purchase Price Escrow Amount and may also result in the assessment of a penalty and Escrow Agent's being required to withhold tax on any interest or other income earned on the Indemnity Escrow Amount or Purchase Price Escrow Amount. Any payments of income shall be subject to applicable withholding regulations then in force in the United States or any other jurisdiction, as applicable.

               16. Severability. If any term or other provision of this
                   ------------
Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic and legal substance of the transactions contemplated by this Agreement is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Agreement be consummated as originally contemplated to the fullest extent possible.

               17. Entire Agreement. This Agreement and the Acquisition
                   ----------------
Agreement constitute the entire agreement of the parties hereto with respect to the subject matter hereof and supersede all prior agreements and undertakings, both written and oral, among the Sellers, Buyer and the Escrow Agent with respect to the subject matter hereof.

               18. No Third-Party Beneficiaries. This Agreement is for the sole
                   ----------------------------
benefit of the parties hereto and their permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

               19. Headings. The descriptive headings contained in this
                   --------
Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

               20. Counterparts. This Agreement may be executed in one or more
                   ------------
counterparts, and by different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which when taken together shall constitute one and the same agreement.

                           [SIGNATURE PAGE FOLLOWS]

               IN WITNESS WHEREOF, and intending to be legally bound thereby, the parties hereto have duly executed and delivered this Agreement or caused this Agreement to be duly executed and delivered by their duly authorized officers as of the date and year first above written.

                             INTERMEDIA COMMUNICATIONS INC.

                             By:    _____________________________
                                    Name:
                                    Title:


                             ------------------------------
                             Albert D. Burson

                             ------------------------------
                             Robert J. Calibani

                             ------------------------------
                             Christopher B. Chelette

                             ------------------------------
                             Emily Debnam

                             ------------------------------
                             Mallory Debnam

                             ------------------------------
                             Mathew Debnam

                             ------------------------------
                             Terri Hoover Debnam

                             ------------------------------
                             Jason Doughty

                             ------------------------------
                             Lawrence D. Ferk

                         [SIGNATURE PAGE CONTINUATION]

                             ------------------------------
                             Gary L. Findley

                             ------------------------------
                             Arvil L. Fowler, Jr.

                             ------------------------------
                             Gary D. Hoover

                             ------------------------------
                             Madeline Hoover

                             ------------------------------
                             William D. Hoover

                             ------------------------------
                             Deanna V. Johnson

                             ------------------------------
                             Lyn D. Johnson

                             ------------------------------
                             Wesley R. Johnson

                             ------------------------------
                             Alicia Nolan

                             ------------------------------
                             Ashley Nolan

                             ------------------------------
                             Freddy Nolan

                             ------------------------------
                             Reba Nolan

                             ------------------------------
                             Michael Todd Montgomery

                         [SIGNATURE PAGE CONTINUATION]

                             ------------------------------
                             William L. Montgomery

                             ------------------------------
                             William Neil Montgomery

                             ------------------------------
                             Freddy Nolan

                             ------------------------------
                             James A. Scilla

                             ------------------------------
                             Michael T. Tinnerello

                             ------------------------------
                             Thomas A. Winkler

                             ------------------------------
                             Gary L. Woodruff


                             Pat O. Daily Revocable Trust

                             By:    _____________________________
                                    Name:
                                    Title:

                             Kenneth Doughty Revocable Trust

                             By:    _____________________________
                                    Name:
                                    Title:

                         [SIGNATURE PAGE CONTINUATION]

                             Florene Doughty Revocable Trust

                             By:    _____________________________
                                    Name:
                                    Title:

                             John R. Hollis 1988 Revocable Trust

                             By:    _____________________________
                                    Name:
                                    Title:

                             Gayle D. Hoover Trust - 1991

                             By:    _____________________________
                                    Name:
                                    Title:

                             Stephanie A. Hoover Trust - 1991

                             By:    _____________________________
                                    Name:
                                    Title:

                             Morgan Family Revocable Trust

                             By:    _____________________________
                                    Name:
                                    Title:

                             Mary Lee Daily Prout Revocable Trust

                             By:    _____________________________
                                    Name:
                                    Title:

                             Bixby Telephone Investment Co.

                             By:    _____________________________
                                    Name:
                                    Title:

                         [SIGNATURE PAGE CONTINUATION]

SunTrust Bank, Central Florida,
National Association, as Escrow Agent

By:
------------------------------
   Name:
   Title:

                                  SCHEDULE A

Albert D. Burson
Robert J. Calibani
Christopher B. Chelette

 a/k/a Chris Chelette
Emily Debnam
Mallory Debnam
Mathew Debnam

 a/k/a Matthew Debnam
Terri Hoover Debnam

 a/k/a Terri H. Debnam
 a/k/a Terri Debnam

Jason Doughty
Lawrence D. Ferk

 a/k/a Larry Ferk
Gary L. Findley

 a/k/a Garry L. Findley
 a/k/a Gary Findley

Arvil L. Fowler, Jr.
 a/k/a Arvil Fowler, Jr.

Gary D. Hoover
 a/k/a Gary Hoover

Madeline Hoover
William D. Hoover

 a/k/a William Hoover
Deanna V. Johnson
Lyn D. Johnson

 a/k/a Lyn Johnson
Wesley R. Johnson

 a/k/a Wesley Johnson
Alicia Nolan
Ashley Nolan
Freddy Nolan
Reba Nolan
Michael Todd Montgomery

 a/k/a Michael T. Montgomery
 a/k/a M. Todd Montgomery

William L. Montgomery
 a/k/a William Montgomery

William Neil Montgomery
 a/k/a William N. Montgomery
 a/k/a W. Neil Montgomery

James A. Scilla
Michael T. Tinnerello
Thomas A. Winkler
Gary L. Woodruff

 a/k/a Gary Woodruff

Pat O. Daily Revocable Trust
 a/k/a Pat O. Daily Revocable Trust

       Pat O. Daily, Trustee
Kenneth Doughty Revocable Trust
 a/k/a Kenneth Doughty Revocable Trust
       under Agreement dated April 7, 1994
       Kenneth Doughty, Trustee

 a/k/a Kenneth Doughty, Trustee of the Kenneth Doughty
         Revocable Trust dated 04-07-1994

Florene Doughty Revocable Trust
 a/k/a Kenneth and Florene Doughty, Trustees of the
         Florene Doughty Trust uad 04-07-94
 a/k/a Florene Doughty Revocable Trust
       under Agreement dated April 7, 1994
       Kenneth and Florence Doughty, Trustees

John R. Hollis 1988 Revocable Trust
 a/k/a John R. Hollis Trust
 a/k/a John R. Hollis 1988 Revocable Trust under Agreement dated February 26, 1988
       John R. Hollis, Trustee

Gayle D. Hoover Trust - 1991
 a/k/a Gayle D. Hoover Trust
 a/k/a Gayle D. Hoover, Trust
 a/k/a Gayle Hoover, Trust
 a/k/a Gayle Hoover Trust
 a/k/a Gayle D. Hoover, Trust

       Gary D. Hoover, Trustee
Stephanie A. Hoover Trust - 1991

 a/k/a Stephanie A. Hoover, Trust
 a/k/a Stephanie A. Hoover Trust
 a/k/a Stephanie Hoover, Trust
 a/k/a Stephanie Hoover Trust
 a/k/a Stephanie A. Hoover, Trust

       Gary D. Hoover, Trustee
Morgan Family Revocable Trust
 a/k/a Morgan Family Revocable Trust

       Joseph B. Morgan, III and Paula K. Morgan, Trustee
Mary Lee Daily Prout Revocable Trust
 a/k/a Mary Lee Daily Prout Revocable Trust
       Mary L. Prout, Trustee

Bixby Telephone Investment Co.

                                  SCHEDULE B

Fees for the Escrow Agent's standard services shall be as follows:

      Fee.................................................$13,000 per annum

                                                                       EXHIBIT B

                                    FORM OF

                 OPINION OF KRONISH, LIEB, WEINER & HELLMAN LLP


     All capitalized terms used herein without definition have the respective meanings specified in the Agreement.

     1. Buyer is duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to do business as a foreign corporation in each jurisdiction in which the failure to be so qualified might reasonably be expected to have a Material Adverse Effect.

     2. Buyer has all requisite power and authority and legal capacity to enter into the Agreement and each agreement contemplated thereby, to carry out its obligations thereunder and to consummate the transactions contemplated thereby. The execution, delivery and performance of the Agreement and the consummation of the transactions contemplated thereby has been duly authorized by all required action on the part of Buyer. The Agreement has been duly and validly executed and delivered by Buyer and constitutes the legal, valid and binding agreement of Buyer enforceable against Buyer in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity) and except that we express no opinion as to the validity or enforceability of rights to indemnification.

     3. None of the execution and delivery of the Agreement or the documents contemplated thereby, the performance of the obligations thereunder, or the consummation of the transactions contemplated thereby will contravene or violate the certificate of incorporation or by-laws of Buyer or will, with or without notice, the passage of time or both, constitute a breach or violation of, be in conflict with, create a default under or result in the creation or imposition of any Liens upon any property of Buyer pursuant to (a) any material contract, indenture, agreement, instrument, mortgage, lease or commitment to which Buyer is a party or by which any of its properties are bound, or to which it is subject of which we are aware, after due inquiry (assuming all of such agreements are governed by New York law) or (b) any law or statute or any judgment, decree, order, regulation or rule of any court or governmental or regulatory authority relating to Buyer, except, in each case, for any breach, violation or default, which, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

     4. The Common Stock has been duly and validly authorized for issuance and sale by the Company and, when issued in accordance with the terms of the Agreement will be validly issued, fully paid and non-assessable, and free of any preemptive or similar rights under Delaware General Corporation Law.

     5. No registration under the Act of the Common Stock is required for the issuance of the Common Stock as contemplated by the Agreement assuming the accuracy of the representations of the Sellers in Section 3.20 of the Agreement.

     We are members of the Bar of the State of New York and do not purport to be experts or give any opinion except as to matters involving the law of such State, the corporate laws of the State of Delaware and federal law.

                                                                       EXHIBIT C

                                    FORM OF

                 OPINION OF LAW OFFICES OF JOHN L. LUFFEY, JR.


     All capitalized terms used herein without definition have the respective meanings specified in the Agreement.

     1. Each Group Member and each Seller which is not an individual is duly organized, validly existing and (to the extent the concept of good standing is applicable to the organizational form) in good standing under the laws of its respective jurisdiction of organization and, except as set forth on Schedule 3.1 to the Agreement, is qualified to do business as a foreign corporation in each jurisdiction in which the failure to be so qualified might have a Material Adverse Effect. Except as set forth on Schedule 3.1, each Seller and Group Member has the power and authority to own, lease and operate the assets and properties it currently owns and to carry on its businesses as they are now being conducted and as proposed to be conducted.

     2. Each of the Sellers has all requisite power and authority and legal capacity to enter into the Agreement and each agreement contemplated thereby, to carry out its obligations thereunder and to consummate the transactions contemplated thereby. The execution, delivery and performance of the Agreement and the consummation of the transactions contemplated thereby by each Seller has been duly authorized by all required action on the part of such Seller. The Agreement has been duly and validly executed and delivered by each Seller and constitutes the legal, valid and binding agreement of each Seller enforceable against each of them in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity) and except to the extent that rights to indemnification thereunder may be limited by federal or state securities laws or public policy relating thereto. Upon consummation of the Agreement, Buyer will acquire good and marketable title to the Shares, free and clear of any Liens (assuming Buyer does not have notice of any adverse Liens).

     3. The authorized capital stock or equity interests of each Group Member is accurately set forth on Schedule 3.2 to the Agreement. Schedule 3.2 to the Agreement also accurately sets forth the number of shares of capital stock or other equity interests that are issued and outstanding for each Group Member and the record owner of such interests. To the best of our knowledge the Shares, in the aggregate, constitute all the issued and outstanding capital stock or other equity interests of the Group. The Shares have been duly authorized and validly issued and are free of preemptive rights and are fully paid and nonassessable. To the best of our knowledge, there are no outstanding subscriptions, options, warrants, rights, convertible securities, or other agreements or commitments (whether contingent or not) of any character relating to the capital stock or other securities of any Group Member obligating any Group Member to issue any shares, or securities or rights convertible into or exchangeable for shares of the capital stock or any other securities of any Group Member. To the best of our knowledge, except for the Agreement, there are no agreements or understandings with respect to the voting, sale, transfer or registration of any shares of capital stock of any Group Member. To the best of our knowledge, except as set forth on Schedule 3.2, no Group Member has any subsidiaries or owns any equity interest in any other entity.

     4. Except as set forth on Schedule 3.4 to the Agreement, none of the execution and delivery of the Agreement or the documents contemplated thereby, the performance of the obligations thereunder, or the consummation of the transactions contemplated thereby will contravene or violate the certificate of incorporation or by-laws (or equivalent constituent documents) of any Seller or Group Member or will, with or without notice, the passage of time or both, constitute a breach or violation of, be in conflict with, create a default under or result in the creation or imposition of any Liens upon any property of any Seller or Group Member pursuant to (a) any contract, indenture, agreement, instrument, mortgage, lease or commitment to which any Seller or Group Member is a party or by which any of their respective properties are bound, or to which any of them is subject of which we are aware, after due inquiry, or (b) any law or statute or any judgment, decree, order, regulation or rule of any court or governmental or regulatory authority relating to any Seller or Group Member, except, in each case, for any breach, violation or default, which, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

     5. Except as set forth on Schedule 3.5 to the Agreement, to the best of our knowledge, each of the businesses of the Group has been conducted in compliance with all applicable laws, rules, ordinances, regulations, Licenses, judgments, orders or decrees of any court or governmental or regulatory authority relating to any Seller or Group Member, except for possible violations which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. To the best of our knowledge, each Group Member holds all Licenses which are necessary to own, lease and operate the assets and properties they currently own, lease and operate and to conduct their respective businesses and operations in the manner heretofore conducted, except where the failure to hold such Licenses, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. To the best of our knowledge, Schedule 3.5 to the Agreement sets forth all Licenses issued by the FCC or any state public utility commission and all other material Licenses held by each Group Member. To the best of our knowledge, no event has occurred with respect to any such License which would permit the revocation, termination or suspension thereof or would result in any impairment of the rights of the holder thereof. To the best of our knowledge, no notice has been received and no investigation or review is pending or threatened by any governmental or regulatory agency with regard to (i) any alleged violation by any Group Member of any law, rule, regulation, ordinance, License, judgment, order or decree or (ii) any alleged failure by any Group Member to have any License.

     6. To the best of our knowledge, except as disclosed on Schedule 3.9 to the Agreement, there is no action, suit, proceeding or investigation, either at law or in equity, at or before any court, governmental or regulatory authority, of any kind now pending or threatened (or proposed in any manner or any circumstances which could reasonably likely form the basis thereof), involving any Seller, any Group Member or any of the respective properties or assets of any Seller or Group Member that (i) if asserted and decided adversely to such Seller or Group Member could reasonably be expected to result in a Material Adverse Effect, (ii) questions the validity of the Agreement or the transactions contemplated thereby, or (iii) seeks to delay, prohibit or restrict in any manner any action taken or to be taken by any Seller or Group Member under the Agreement. To the best of our knowledge, except as set forth on Schedule 3.9 to the Agreement, neither any Group Member nor any of their respective properties or assets is subject to any judicial, administrative or arbitral judgment, order, decree, injunction or restraint. To the best of our knowledge, except as set forth on Schedule 3.9 to the Agreement, no Group Member has agreed to, or is bound by, any extension or waiver of the statute of limitations relating to any pending or potential action, suit, claim, proceeding or investigation.

     7. None of the Sellers or Group Members is (i) an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or (ii) a "holding company" or a "subsidiary company" or an "affiliate" of a holding company within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     We are members of the Bar of the State of Louisiana and do not purport to be experts or give any opinion except as to matters involving the law of such State and federal law.

                                   Exhibit D

                            Form of Spousal Consent
                            -----------------------


          Now intervenes, _________________ ("Spouse"), spouse of ___________________ ("Seller"), who acknowledges that the securities that are subject to that certain Acquisition Agreement, dated ___________, 1997, between Intermedia Communications Inc., Seller and certain other parties (the "Agreement") are registered solely in the name of Seller and that Seller is duly authorized to sell and transfer all right, title and interest of Seller and Spouse in and to said shares, irrespective of whether Spouse's interest is (i) Spouse's separate and paraphernal property jointly held with Seller or (ii) Spouse's interest arises because the shares form part of the community of acquets and gains between Spouse and Seller existing under Louisiana law. To the extent necessary, Spouse takes cognizance of all of the terms and conditions of the Agreement and hereby consents to and ratifies the Agreement.